Registration Nos. 33 -7339 and 811-4757

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐    Pre-Effective Amendment No.

☒    Post-Effective Amendment No. 38

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940, as amended

Amendment No. 39    ☒

Smith Barney Sector Series Inc.

(Exact Name of Registrant as Specified in Charter)

125 Broad Street

New York, New York 10004

(Address of Principal Executive Offices)

(800) 451-2010

(Registrant’s Telephone Number, including Area Code)

Robert I. Frenkel, Secretary

Smith Barney Sector Series Inc.

300 First Stamford Place

Stamford, Connecticut 06902

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous.

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph b

☒	On February 28, 2006 pursuant to paragraph b

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Part A — Combined Prospectus: Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund and Smith Barney Technology Fund.

Part B — Combined Statement of Additional Information: Smith Barney Financial Services Fund, Smith Barney Health Sciences Fund and Smith Barney Technology Fund.

Smith Barney Financial Services Fund Smith Barney Health Sciences Fund Smith Barney Technology Fund Class A, B, C, and Y Shares

P R O S P E C T U S

February 28, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or deter- mined whether this prospectus is accurate or complete. Any state- ment to the contrary is a crime.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Under a licensing agreement between Citigroup Inc. and Legg Mason, Inc., the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as each fund’s investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

	Smith Barney Financial Services Fund Smith Barney Health Sciences Fund Smith Barney Technology Fund

	Investments, risks and performance	1
Contents
	Smith Barney Financial Services Fund	1

	Smith Barney Health Sciences Fund	6

	Smith Barney Technology Fund	11

	More on the funds’ investments	16

	Management	17

	Choosing a class of shares to buy	19

	Comparing the funds’ classes	21

	Sales charges	22

	More about deferred sales charges	26

You should know: An investment in a fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.
	Buying shares	27

	Exchanging shares	28

	Redeeming shares	29

	Other things to know about share transactions	31

	Dividends, distributions and taxes	33

	Share price	34

	Financial Highlights	37

	Smith Barney Financial Services Fund	37

	Smith Barney Health Sciences Fund	40

	Smith Barney Technology Fund	43

Each fund is a separate series of Smith Barney Sector Series Inc. (“Sector Series”), a Maryland corporation.

(This page is intentionally left blank.)

Investments, risks and performance

Smith Barney Financial Services Fund

Investment objective

Smith Barney Financial Services Fund (the “Financial Services Fund”) seeks long-term capital appreciation by investing primarily in common stocks.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities of companies principally engaged in providing financial services to consumers and industry. These companies may include, for example, commercial banks, savings and loan associations, broker-dealers, investment banks, investment advisers, insurance companies, real estate-related companies, leasing companies, and consumer and industrial finance companies. The fund may invest its assets in securities of foreign issuers in addition to securities of domestic issuers. The fund invests primarily in companies with medium and large market capitalizations. To a lesser extent, the fund also may invest in common stocks of companies with small market capitalizations. Medium and large market capitalization companies are those companies with market capitalizations exceeding $5 billion at the time of initial investment by the fund.

Selection process

The fund normally invests at least 80% of its assets in companies doing business in the financial services sector. The remainder of the fund’s assets are not required to be invested in that sector. To determine whether a company is principally doing business in the sector, it must meet at least one of the following tests:

  At least 50% of its gross income or its net sales must come from activities in the sector;
  At least 50% of its assets must be devoted to producing revenues from the sector; or
  Based on other available information, the manager determines that the company’s primary business is within the sector.

     In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition and its industry position. Factors considered, among other things, include long-term growth potential, earnings estimates and quality of management.

     The fund may lend its securities to earn income for the fund.

     The fund may, but is not required to, use various techniques, such as buying and selling futures and options contracts, to increase or decrease its exposure to changing security prices or other factors that affect security values. The fund may engage in foreign currency transactions solely to manage its exposure to foreign securities. If the fund’s strategies do not work as intended, the fund may not achieve its objective.

Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, as a result of the following risks:

Smith Barney Sector Series Inc.      1

  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market may react differently to these developments.
  Foreign markets can be more volatile than the U.S. market because of increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Currency fluctuations may adversely impact the fund’s investments.
  The financial services sector is subject to extensive government regulation and relatively rapid change because of increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, and price competition. The performance of financial services issuers may differ in direction and degree from that of the overall stock market.
  The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.
  Smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.
  The fund is “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.
  The fund’s investments are spread across the sector on which it focuses. However, because those investments are limited to a comparatively narrow segment of the economy, the fund’s investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets. This means that the fund tends to be more volatile than other mutual funds, and the values of its portfolio investments tend to increase and decrease more rapidly. As a result, the value of your investment in the fund may rise or fall rapidly.
  The manager’s judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock may prove to be incorrect.

Who may want to invest

The fund may be an appropriate investment if you:

  Are seeking to participate in the long-term growth potential of the financial services sector
  Are seeking capital appreciation and can tolerate significant short-term volatility
  Are looking for an investment with potentially greater return but higher risk than a fund investing primarily in fixed income securities
  Are comfortable with the risks of the stock market and the risks of foreign securities, including emerging market securities
  Currently have exposure to the stock market and can tolerate concentrated investment in a single market sector

2      Smith Barney Mutual Funds

Performance Information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based unmanaged securities market index and a sector index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest: 16.61% in 2nd Quarter 2003; Lowest: (15.98)% in 3rd Quarter 2002.

Smith Barney Sector Series Inc.      3

Average Annual Total Returns (for periods ended December 31, 2005)

			Since	Inception
	1 year	5 years	Inception	Date

Class A

Return before taxes	4.30%	4.18%	10.45%	2/28/00

Return after taxes on distributions(1)	2.81%	3.06%	9.20%

Return after taxes on distributions
and sale of fund shares(1)	4.22%	3.20%	8.63%

Other Classes (Return before taxes only)

Class B	3.96%	4.31%	10.59%	2/28/00

Class C	8.06%	4.49%	10.61%	2/28/00

Class Y(2)	N/A	N/A	N/A	2/28/00

Russell 3000 Index(3)	6.12%	1.58%	0.85%	2/28/00

Goldman Sachs Financials Index(4)	7.85%	6.60%	12.81%	2/28/00

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns shown above for Class B, Class C and Class Y shares will vary because of differences in sales charges and expenses. The returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

(2)	No Class Y shares were outstanding on October 31, 2005.

(3)	The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

(4)	The Goldman Sachs Financials Index is an unmanaged market-value weighted index comprised of companies in the banking services, brokerage, asset management, insurance and real estate industries.

It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

4      Smith Barney Mutual Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B	Class C	Class Y

Maximum sales charge (load) imposed
on purchases (as a % of offering price)	5.00%	None	None	None

Maximum deferred sales charge (load)
(as a % of the lower of net asset value at
purchase or redemption)	None*	5.00%	1.00%	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y**

Management fee	0.80%	0.80%	0.80%	0.80%

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None

Other expenses	0.53%	0.48%	0.42%	0.53%

Total annual fund operating expenses(1)	1.58%	2.28%	2.22%	1.33%

*	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

**	For Class Y shares , “Other expenses” have been estimated based upon expenses incurred by Class A shares because no Class Y shares were outstanding during the most recent fiscal year.

(1)	Currently, the manager is waiving a portion of the management fees or reimbursing expenses in order to limit total annual fund operating expenses as indicated in the table below:

	Class A	Class B	Class C

Total annual fund operating expenses	1.50%	2.25%	2.25%

The manager may change or eliminate the voluntary expense limitation at any time.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

  You invest $10,000 in the fund for the period shown
  Your investment has a 5% return each year—the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
  You reinvest all distributions and dividends without a sales charge
  The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years

Class A (with or without redemption)	$653	$974	$1,318	$2,286

Class B (redemption at end of period)	$731	$1,012	$1,319	$2,438	*

Class B (no redemption)	$231	$712	$1,219	$2,438	*

Class C (redemption at end of period)	$325	$694	$1,189	$2,553

Class C (no redemption)	$225	$694	$1,189	$2,553

Class Y (with or without redemption)	$135	$421	$729	$1,601

*      Assumes conversion to Class A shares approximately eight years after purchase.

Smith Barney Sector Series Inc.      5

Investments, risks and performance

Smith Barney Health Sciences Fund

Investment objective

Smith Barney Health Sciences Fund (the “Health Sciences Fund”) seeks long-term capital appreciation by investing primarily in common stocks.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities of companies principally engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. These companies may include, for example, pharmaceutical companies; companies involved in biotechnology, medical diagnostic, biochemical or other health care research and development; companies involved in the operation of health care facilities; and other companies involved in the design, manufacture, or sale of health care-related products or services such as medical, dental and optical products, hardware, insurance or services. The fund may invest its assets in securities of foreign issuers in addition to securities of domestic issuers. The fund invests primarily in companies with medium and large market capitalizations. To a lesser extent, the fund also may invest in common stocks of companies with small market capitalizations. Medium and large market capitalization companies are those companies with market capitalizations exceeding $5 billion at the time of initial investment by the fund.

Selection process

The fund normally invests at least 80% of its assets in companies doing business in the health sciences sector. The remainder of the fund’s assets are not required to be invested in that sector. To determine whether a company is principally doing business in the sector, it must meet at least one of the following tests:

  At least 50% of its gross income or its net sales must come from activities in the sector;
  At least 50% of its assets must be devoted to producing revenues from the sector; or
  Based on other available information, the manager determines that the company’s primary business is within the sector.

     In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition and its industry position. Factors considered, among other things, include long-term growth potential, earnings estimates and quality of management.

     The fund may lend its securities to earn income for the fund.

     The fund may, but is not required to, use various techniques, such as buying and selling futures and options contracts, to increase or decrease the fund’s exposure to changing security prices or other factors that affect security values. The fund may engage in foreign currency transactions solely to manage its exposure to foreign securities. If the fund’s strategies do not work as intended, the fund may not achieve its objective.

6      Smith Barney Mutual Funds

Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, as a result of the following risks:

  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market may react differently to these developments.
  Foreign markets can be more volatile than the U.S. market because of increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Currency fluctuations may adversely impact the fund’s investments.
  The health science sector is subject to government regulation and government approval of products and services, which could have a significant effect on price and availability, and can be significantly affected by rapid obsolescence. Lawsuits or other legal proceedings against the issuer of a security may adversely affect the issuer, the market value of the security or the fund’s performance. The performance of health sciences issuers may differ in direction and degree from that of the overall stock market.
  The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.
  Smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.
  The fund is “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in fewer issuers, the fund will be more susceptible to events affecting those issuers. The fund’s investments are spread across the sector on which it focuses. However, because those investments are limited to a comparatively narrow segment of the economy, the fund’s investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets. This means that the fund tends to be more volatile than other mutual funds, and the values of its portfolio investments tend to increase and decrease more rapidly. As a result, the value of your investment in the fund may rise or fall rapidly.
  The manager’s judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock may prove to be incorrect.

Who may want to invest

The fund may be an appropriate investment if you:

  Are seeking to participate in the long-term growth potential of the health sciences sector
  Are seeking capital appreciation and can tolerate significant short-term volatility
  Are looking for an investment with potentially greater return but higher risk than a fund investing primarily in fixed income securities
  Are comfortable with the risks of the stock market and the risks of foreign securities, including emerging market securities
  Currently have exposure to the stock market and can tolerate concentrated investment in a single market sector

Smith Barney Sector Series Inc.      7

Performance Information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based unmanaged securities market index and a sector index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest: 10.94% in 2nd Quarter 2003; Lowest: (17.62)% in 2nd Quarter 2002.

8      Smith Barney Mutual Funds

Average Annual Total Returns (for periods ended December 31, 2005)

			Since	Inception
	1 year	5 years	Inception	Date

Class A

Return before taxes	5.91%	(2.58)%	2.65%	2/28/00

Return after taxes on distributions(1)	5.91%	(2.63)%	2.42%

Return after taxes on distributions
and sale of fund shares(1)	3.84%	(2.19)%	2.15%

Other Classes (Return before taxes only)

Class B	5.67%	(2.50)%	2.78%	2/28/00

Class C	9.67%	(2.31)%	2.78%	2/28/00

Class Y(2)	N/A	N/A	N/A	2/28/00

Russell 3000 Index(3)	6.12%	1.58%	0.85%	2/28/00

Goldman Sachs Healthcare Index(4)	12.11%	0.39%	5.56%	2/28/00

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns shown above for Class B, Class C and Class Y shares will vary because of differences in sales charges and expenses. The returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

(2)	No Class Y shares were outstanding on October 31, 2005.

(3)	The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

(4)	The Goldman Sachs Healthcare Index is an unmanaged market-value weighted index comprised of healthcare service companies including long-term care and hospital facilities, healthcare management organizations and continuing care services and pharmaceutical companies.

It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

Smith Barney Sector Series Inc.      9

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B	Class C	Class Y

Maximum sales charge (load) imposed
on purchases (as a % of offering price)	5.00%	None	None	None

Maximum deferred sales charge (load)
(as a % of the lower of net asset
value at purchase or redemption)	None*	5.00%	1.00%	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y**

Management fee	0.80%	0.80%	0.80%	0.80%

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None

Other	0.50%	0.48%	0.40%	0.50%

Total annual fund operating expenses(1)	1.55%	2.28%	2.20%	1.30%

*	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

**	For Class Y shares, “Other expenses” have been estimated based upon expenses incurred by Class A shares because no Class Y shares were outstanding during the most recent fiscal year.

(1)	Currently, the manager is waiving a portion of the management fees or reimbursing expenses in order to limit total annual fund operating expenses as indicated in the table below:

	Class A	Class B	Class C

Total annual fund operating expenses	1.50%	2.25%	2.25%

The manager may change or eliminate the voluntary expense limitation at any time.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

  You invest $10,000 in the fund for the period shown
  Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance
  You reinvest all distributions and dividends without a sales charge
  The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years

Class A (with or without redemption)	$650	$965	$1,303	$2,253

Class B (redemption at end of period)	$731	$1,012	$1,319	$2.430	*

Class B (no redemption)	$231	$712	$1,219	$2,430	*

Class C (redemption at end of period)	$323	$688	$1,179	$2,533

Class C (no redemption)	$223	$688	$1,179	$2,533

Class Y (with or without redemption)	$132	$412	$713	$1,568

*      Assumes conversion to Class A shares approximately eight years after purchase.

10      Smith Barney Mutual Funds

Investments, risks and performance

Smith Barney Technology Fund

Investment objective

Smith Barney Technology Fund (the “Technology Fund”) seeks long-term capital appreciation by investing primarily in common stocks.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities of companies principally engaged in offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors. The fund may invest its assets in securities of foreign issuers in addition to securities of domestic issuers. The fund invests primarily in companies with medium and large market capitalizations. To a lesser extent, the fund also may invest in common stocks of companies with small market capitalizations. Medium and large market capitalization companies are those companies with market capitalizations exceeding $5 billion at the time of initial investment by the fund.

Selection process

The fund normally invests at least 80% of its assets in companies doing business in the technology sector. The remainder of the fund’s assets are not required to be invested in that sector. To determine whether a company is principally doing business in the sector, it must meet at least one of the following tests:

  At least 50% of its gross income or its net sales must come from activities in the sector;
  At least 50% of its assets must be devoted to producing revenues from the sector; or
  Based on other available information, the manager determines that the company’s primary business is within the sector.

     In buying and selling securities, the fund relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition and its industry position. Factors considered, among other things, include long-term growth potential, earnings estimates and quality of management.

     The fund may lend its securities to earn income for the fund.

     The fund may, but is not required to, use various techniques, such as buying and selling futures and options contracts, to increase or decrease the fund’s exposure to changing security prices or other factors that affect security values. The fund may engage in foreign currency transactions solely to manage its exposure to foreign securities. If the fund’s strategies do not work as intended, the fund may not achieve its objective.

Smith Barney Sector Series Inc.      11

Principal risks of investing in the fund

Investors could lose money on their investments in the fund, or the fund may not perform as well as other investments, as a result of the following risks:

  Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market may react differently to these developments.
  Foreign markets can be more volatile than the U.S. market because of increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market. Currency fluctuations may adversely impact the fund’s investments.
  Technology companies can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and competition from new market entrants. The technology sector may be subject to greater governmental regulation than many other areas, and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on the sector. The performance of technology issuers may differ in direction and degree from that of the overall stock market.
  The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the market as a whole.
  Smaller capitalized companies may involve greater risks such as limited product lines, markets and financial or managerial resources.
  The fund is “non-diversified,” which means it may invest a larger percentage of its assets in one issuer than a diversified fund. To the extent the fund concentrates its assets in fewer issuers, the fund will be more susceptible to negative events affecting those issuers.
  The fund’s investments are spread across the sector on which it focuses. However, because those investments are limited to a comparatively narrow segment of the economy, the fund’s investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets. This means that the fund tends to be more volatile than other mutual funds, and the values of its portfolio investments tend to increase and decrease more rapidly. As a result, the value of your investment in the fund may rise or fall rapidly.
  The manager’s judgment about the attractiveness, growth prospects, value or potential appreciation of a particular stock may prove to be incorrect.

Who may want to invest

The fund may be an appropriate investment if you:

  Are seeking to participate in the long-term growth potential of the technology sector
  Are seeking capital appreciation and can tolerate significant short-term volatility
  Are looking for an investment with potentially greater return but higher risk than a fund investing primarily in fixed income securities
  Are comfortable with the risks of the stock market and the risks of foreign securities, including emerging market securities
  Currently have exposure to the stock market and can tolerate concentrated investment in a single market sector

12      Smith Barney Mutual Funds

Performance Information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of a broad-based unmanaged securities market index and a sector index. The bar chart and the information below show performance of the fund’s Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, and the performance for Class A shares reflects the impact of taxes paid on distributions and the redemption of shares at the end of the period. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and Lowest Quarter Returns (for periods shown in the bar chart)

Highest: 38.83% in 4th quarter 2001, Lowest: (35.61)% in 3rd quarter 2001.

Smith Barney Sector Series Inc.      13

Average Annual Total Returns (for periods ended December 31, 2005)

			Since	Inception
	1 year	5 years	Inception	Date

Class A

Return Before Taxes	(8.72)%	(9.84)%	(16.86)%	2/28/00

Return After Taxes on
Distributions(1)	(8.72)%	(9.84)%	(16.86)%

Return After Taxes on
Distributions and Sale of
Fund Shares(1)	(5.67)%	(8.08)%	(13.15)%

Other Classes (Return before taxes only)

Class B	(9.41)%	(9.81)%	(16.78)%	2/28/00

Class C	(5.60)%	(9.63)%	(16.78)%	2/28/00

Class Y(2)	N/A	N/A	N/A	2/28/00

Russell 3000 Index(2)	6.12%	1.58%	0.85%	2/28/00

Goldman Sachs Technology Index(3)	2.02%	(7.14)%	(15.01)%	2/28/00

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns shown above for Class B, Class C and Class Y shares will vary because of differences in sales charges and expenses. The returns for certain periods reflect fee waivers and/or expense reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

(2)	No Class Y shares were outstanding on October 31, 2005.

(3)	The Russell 3000 Index measures the performance of the 3000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

(4)	The Goldman Sachs Technology Index is an unmanaged market-value weighted index comprised of companies in hardware, computer, software, services, semiconductor, Internet and multimedia networking.

It is not possible to invest directly in an index. An index does not reflect deductions for fees, expenses or taxes.

14      Smith Barney Mutual Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(fees paid directly from your investment)	Class A	Class B	Class C	Class Y

Maximum sales charge (load) imposed on
purchases (as a % of offering price)	5.00%	None	None	None

Maximum deferred sales charge (load)
(as a % of the lower of net asset value
at purchase or redemption)	None*	5.00%	1.00%	None

Annual Fund Operating Expenses

(expenses deducted from fund assets)	Class A	Class B	Class C	Class Y**

Management fee(1)	0.85%	0.85%	0.85%	0.85%

Distribution and service (12b-1) fees	0.25%	1.00%	1.00%	None

Other expenses	0.61%	0.55%	0.56%	0.61%

Total annual fund operating expenses(1)(2)	1.71%	2.40%	2.41%	1.46%

*	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

**	For Class Y shares, “Other expenses” have been estimated based upon expenses incurred by Class A shares because no Class Y shares were outstanding during the most recent fiscal year.

(1)	Effective December 1, 2005, the management fee was reduced from an annual fee of 0.95% of the fund’s average daily net assets to an annual fee of 0.85% of the fund’s average daily net assets. The “management fees” in the table above have been restated to reflect the new fee rate.

(2)	Currently, the manager is waiving a portion of the management fees or reimbursing expenses in order to limit total annual fund operating expenses as indicated in the table below:

	Class A	Class B	Class C

Total annual fund operating expenses	1.50%	2.25%	2.25%

The manager may change or eliminate the voluntary expense limitation at any time.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

  You invest $10,000 in the fund for the period shown
  Your investment has a 5% return each year—the assumption of a 5% return is required by the SEC for purposes of this example and is not a prediction of the fund’s future performance
  You reinvest all distributions and dividends without a sales charge
  The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years

Class A (with or without redemption)	$665	$1,012	$1,382	$2,419

Class B (redemption at end of period)	$743	$1,048	$1,380	$2,564	*

Class B (no redemption)	$243	$748	$1,280	$2,564	*

Class C (redemption at end of period)	$344	$751	$1,285	$2,746

Class C (no redemption)	$244	$751	$1,285	$2,746

Class Y (with or without redemption)	$149	$462	$797	$1,746

*      Assumes conversion to Class A shares approximately eight years after purchase.

Smith Barney Sector Series Inc. 15

More on the funds’ investments

Foreign investments

Each fund’s investments in securities of foreign issuers involve greater risks than investments in securities of U.S. issuers. Many foreign countries the funds may invest in have markets that are less liquid and more volatile than markets in the United States. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the United States. Currency fluctuations could erase investment gains or add to investment losses. The risks of investing in foreign securities are greater for securities of emerging market issuers because political or economic instability, lack of market liquidity, and negative government actions like currency controls or seizure of private businesses or property are more likely.

Derivatives and hedging techniques

Each fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps for any of the following purposes:

  To hedge against the economic impact of adverse changes in the market value of its secu- rities, because of changes in stock market prices, currency exchange rates or interest rates
  To settle transactions in securities quoted in foreign currencies
  As a substitute for buying or selling securities
  As a cash flow management technique

     A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.

Defensive investing

Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments, short-term debt securities or cash. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Master/feeder option

Each fund may in the future seek to achieve its investment objective by investing all of its net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the fund.

16      Smith Barney Mutual Funds

Other investments

Each fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, a fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent a fund from achieving its investment goals.

Portfolio holdings

The description of each fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Management

Manager

Each fund’s investment manager is Smith Barney Fund Management LLC, (“SBFM” or the manager”). The manager’s address is 399 Park Avenue, New York, New York 10022. The manager selects each fund’s investments and, oversees its general operations and provides administrative services.

     A discussion regarding the basis for the board’s approval of the fund’s investment management agreements with SBFM is available in each fund’s annual report for the fiscal year ended October 31, 2005.

     On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into an agreement to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the manager, to Legg Mason, Inc. (“Legg Mason”). The transaction took place on December 1, 2005. As a result, the manager, previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. A new investment management contract between each fund and the manager became effective on December 1, 2005.

     Legg Mason, whose prinicpal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850 billion.

     Effective February 1, 2006, the manager appointed Thomas Linkas and Charles F. Lovejoy to assume portfolio management responsibilities for the funds. Their focus will primarily be on portfolio structure and they will be responsible for ensuring that the funds comply with their investment objectives, guidelines and restrictions and the manager’s current investment strategies. Mr. Linkas and Mr. Lovejoy will work with a team of investment professionals (i.e., portfolio managers and quantitative analysts) who collaborate and share responsibility for day-to-day investment decisions. These portfolio managers have oversight responsibility for the work done by the team’s quantitative analysts, including factor research, development and testing and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review all trades before execution.

     Messrs. Linkas and Lovejoy are employees of Batterymarch Financial Management, Inc. (“Batterymarch”), which, like the manager, is a subsidiary of Legg Mason.

Smith Barney Sector Series Inc.      17

Management fees

For its services during the fiscal year ended October 31, 2005, each fund paid the manager the annual investment management fee described below (based on a percentage of the fund’s average daily net assets and net of fee waivers):

Financial Services Fund:	0.80%
Health Sciences Fund:	0.80%
Technology Fund:	0.76%

Distribution plans

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (“PFS”) serve as each fund’s distributors.

     Each fund has adopted a Rule 12b-1 distribution plan for its Class A, B and C shares. Under each plan, each fund pays distribution and service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

     In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

     The payments described above are often referred to as “revenue sharing payments.” The recipients of such payments may include a fund’s distributors, affiliates of SBFM, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Transfer agent and shareholder servicing agent

PFPC, Inc. (the “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as each fund’s transfer agent and shareholder servicing agent. The transfer agent maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds and distributes dividends and distributions payable by the funds.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including each fund (the “Funds”).

     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included each fund’s manager and

18      Smith Barney Mutual Funds

other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Board of Directors of Sector Series selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Choosing a class of shares to buy

You can choose among four classes of shares: Classes A, B, C and Y. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

  How much you plan to invest.
  How long you expect to own the shares.
  The expenses paid by each class detailed in the Fee table and Example at the front of this Prospectus.

Smith Barney Sector Series Inc.      19

  Whether you qualify for any reduction or waiver of sales charges.

     If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

  Certain broker/dealers, financial intermediaries, financial institutions, Smith Barney Financial Advisors or PFS Registered Representatives (each called a “Service Agent”).
  The fund, but only if you are investing through certain qualified plans or Service Agents.

     Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

	Initial		Additional
	Classes A, B, C	Class Y	All Classes

General	$1,000	$15 million	$50

IRAs, Self Employed Retirement Plans, Uniform Gifts
or Transfers to Minor Accounts	$250	$15 million	$50

Qualified Retirement Plans*	$25	$15 million	$25

Simple IRAs	$1	n/a	$1

Monthly Systematic Investment Plans	$25	n/a	$25

Quarterly Systematic Investment Plans	$50	n/a	$50

*	Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

     More information about each fund’s classes of shares is available through the Smith Barney Mutual Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

  the front-end sales charges that apply to the purchase of Class A shares the deferred sales charges that apply to the redemption of Class B and Class C shares and certain Class A shares (within one year)
  who qualifies for lower sales charges on Class A shares
  who qualifies for a sales load waiver

     Go to http://www.citigroupam.com and click on the name of the fund.

20      Smith Barney Mutual Funds

Comparing the funds’ classes

Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.

		Class A		Class B		Class C		Class Y

Key	•	Initial sales	•	No initial	•	No initial	•	No initial
features		charge		sales charge		sales charge		or deferred
	•	You may	•	Deferred	•	Deferred		sales charge
		qualify for		sales charge		sales charge	•	Must invest
		reduction		declines over		for only		at least $15
		or waiver of		time		1 year		million
		initial sales	•	Converts to	•	Does not	•	Lower annual
		charge		Class A after		convert to		expenses
	•	Lower annual		8 years		Class A		than the
		expenses	•	Higher annual	•	Higher annual		other classes
		than Class B		expenses		expenses
		and Class C		than Class A		than Class A

Initial		Up to 5.00%;		None		None		None
sales		reduced for
charge		large purchases
and waived for
certain investors;
no charge for
purchases of
$1,000,000
or more

Deferred		1.00% on		Up to 5.00%		1.00% if		None
sales		purchases of		charged when		you redeem
charge		$1,000,000		you redeem		within 1 year
		or more if		shares. The		of purchase
		you redeem		charge is
		within 1 year		reduced over
		of purchase		time and there
is no deferred
sales charge
after 5 years

Annual		0.25% of		1.00% of		1.00% of		None
distribution		average		average		average
and service		daily net		daily net		daily net
fees		assets		assets		assets

Exchange		Class A shares		Class B shares		Class C shares		Class Y shares
privilege*		of most Smith		of most Smith		of most Smith		of most Smith
		Barney funds		Barney funds		Barney funds		Barney funds

*      Ask your Service Agent for the Smith Barney funds available for exchange.

Smith Barney Sector Series Inc.      21

Sales charges

Class A shares

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund’s distributions or dividends you reinvest in additional Class A shares.

     The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/ dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of a fund. For shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker-dealer commission paid out of the sales charge. CGMI will pay up to 10% of the sales charge to LMIS. For Class A shares sold by PFS, PFS will receive the sales charge imposed on purchases of Class A shares (or any deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

	Sales Charge		Sales Charge		Broker/Dealer
	as a % of		as a % of		Commission
	offering		net amount		as a % of
Amount of purchase	price		invested		offering price

Less than $25,000	5.00		5.26		4.50

$25,000 but less than $50,000	4.25		4.44		3.83

$50,000 but less than $100,000	3.75		3.90		3.38

$100,000 but less than $250,000	3.25		3.36		2.93

$250,000 but less than $500,000	2.75		2.83		2.48

$500,000 but less than $1,000,000	2.00		2.04		1.80

$1,000,000 or more	-0	-	-0	-	up to 1.00*

*	A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1.00% . If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

22      Smith Barney Mutual Funds

Qualifying for a reduced Class A sales charge

There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchase. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

Accumulation Privilege – lets you combine the current value of Class A shares of the fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

you, or

your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

     Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index Fund may not be combined.

     However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc. — Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

     If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

Letter of Intent – lets you purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of any Smith Barney fund shares and Smith Barney shares of SB funds that are subject to a sales charge and are purchased during the 13-month period by:

you, or

your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your

Smith Barney Sector Series Inc.      23

asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

     If you are setting up your letter of intent through a Smith Barney Financial Advisor, you may also include eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

     Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market funds noted below) and Smith Barney S&P 500 Index Fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund, although not offered with a sales charge, may be combined. If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors

Class A initial sales charges are waived for certain types of investors, including:

  Employees of NASD members
  Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other finan- cial institutions that have entered into agreements with CGMI
  Investors who redeemed Class A shares of a Smith Barney fund in the past 60 days, if the investor’s Service Agent is notified

     If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or visit the Smith Barney Mutual Funds’ website: http://www.citigroupam.com and click on the name of the fund.

Class B shares

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1	st	2	nd	3	rd	4	th	5	th	6th through 8th

Deferred sales charge	5%		4%		3%		2%		1%		0%

     LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell and LMIS

24      Smith Barney Mutual Funds

will retain the deferred sales charges. For Class B shares sold by PFS, PFS will pay a commission of up to 4% of the purchase price of the Class B shares sold by its Service Agents and will retain the deferred sales charges paid upon certain redemptions. Service Agents will receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued:	Shares issued:	Shares Issued:
At initial	On reinvestment of	Upon exchange from
purchase	dividends and	another Smith Barney
	distributions	fund

Eight years after the date	In same proportion	On the date the shares
of purchase payment	as the number of	originally acquired
	Class B shares	would have converted
	converting is to total	into Class A shares
Class B shares you
own (excluding
shares issued as a
dividend)

Class C shares (available through certain Service Agents)

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a deferred sales charge of 1.00% .

     LMIS will pay Service Agents selling Class C shares a commission of up to 1.00% of the purchase price of the Class C shares they sell and will retain the deferred sales charges and the distribution and service fees until the thirteenth month after purchase. Starting in the thirteenth month after purchase, Service Agents will receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

Class Y shares (available through certain Service Agents)

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

Smith Barney Sector Series Inc.      25

More about deferred sales charges

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

  Shares exchanged for shares of another Smith Barney fund
  Shares representing reinvested distributions and dividends
  Shares no longer subject to the deferred sales charge

     Each time you place a request to redeem shares, the funds will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

     If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the funds at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

     The funds’ distributors receive deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Deferred sales charge waivers

The deferred sales charge for each share class will generally be waived:

  On payments made through certain systematic withdrawal plans
  On certain distributions from a retirement plan
  For involuntary redemptions of small account balances
  For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or visit the Smith Barney Mutual Funds’ website: http//www.citigroupam.com and click on the name of the fund.

26      Smith Barney Mutual Funds

Buying shares

Through a	You should contact your Service Agent to open a brokerage account
Service Agent	and make arrangements to buy shares.
If you do not provide the following information, your order will be rejected:
• Class of shares being bought
• Dollar amount or number of shares being bought
Your Service Agent may charge an annual account maintenance fee.

Through the funds	Qualified retirement plans and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the funds.
• Write the funds at the following address:
Smith Barney Sector Series Inc.
(Specify fund and class of shares)
c/o PFPC Inc.
P.O. Box 9699
Providence, Rhode Island 02940-9699
• Enclose a check to pay for the shares. For initial purchases, complete and send an account application.
• For more information, please call Shareholder Services at
1-800-451-2010.

Through a	You may authorize a Service Agent or the transfer agent to transfer
systematic	funds automatically from (i) a regular bank account, (ii) cash held
investment plan	in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

• Amounts transferred should be at least $25 monthly or
$50 quarterly

• If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Smith Barney Sector Series Inc.      27

Exchanging shares

Smith Barney offers	You should contact your Service Agent to exchange into other Smith
a distinctive family	Barney funds. Be sure to read the prospectus of the Smith Barney fund
of funds tailored to	into which you are exchanging. An exchange is a taxable transaction.
help meet the	• You may exchange shares only for shares of the same class of another
varying needs of	Smith Barney fund. Not all Smith Barney funds offer all classes.
both large and	• Not all Smith Barney funds may be offered in your state of
small investors	residence. Contact your Service Agent or the transfer agent for further information.
• Exchanges of Class A, Class B and Class C shares are subject to minimum investment requirements (except for systematic invest-
ment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.

• If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (doc-
uments transferring ownership of certificates) before the exchange is effective.

• A fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

Waiver of	Your shares will not be subject to an initial sales charge
additional sales	at the time of the exchange.
charges	Your deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must com-
plete an authorization form to authorize telephone transfers.
If eligible, you may make telephone exchanges on any day the New
York Stock Exchange (“NYSE”) is open. For clients of a PFS
Registered Representative, call Primerica Shareholder Services at
1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time).
All other shareholders should call Shareholder Services at
1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).
Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.
You can make telephone exchanges only between accounts that
have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the transfer agent at the address on the following page.

28      Smith Barney Mutual Funds

Redeeming shares

Generally	Contact your Service Agent to redeem shares of a Fund

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (docu-
ments transferring ownership of certificates) before the redemption is effective.

If the shares are held by a fiduciary or corporation, other docu-
ments may be required.
Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to
10 days.
If you have a brokerage account with a Service Agent, your
redemption proceeds will be placed in your account and not rein-
vested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail	For accounts held directly at a fund, send written requests to the fund at the applicable address:

For clients of a PFS Registered Representative, write PFPC Inc. c/o
Primerica Shareholder Services at the following address:
PFPC Inc.
c/o Primerica Shareholder Services
P.O. Box 9662
Providence, Rhode Island 02940-9662

For all other investors, send your request to PFPC Inc. at the fol-
lowing address:
Smith Barney Sector Series Inc.
(Specify fund and class of shares)
c/o PFPC Inc.
P.O. Box 9699
Providence, Rhode Island 02940-9699
Your written request must provide the following:
• The fund name and your account number
• The class of shares and the dollar amount or number of shares to be redeemed
• Signatures of each owner exactly as the account is registered

Smith Barney Sector Series Inc.      29

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through a fund in amounts up to
$50,000 per day. You must complete an authorization form to autho-
rize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS
Registered Representative, call Primerica Shareholder Services at
1-800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time).
All other shareholders should call Shareholder Services at
1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time).
Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.
Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account des-
ignated on your authorization form. You must submit a new autho-
rization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an elec-
tronic transfer (ACH).

Automatic cash	You can arrange for the automatic redemption of a portion of your
withdrawal plans	shares on a monthly or quarterly basis.

To qualify you must own shares of a fund with a value of at least
$10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge.

The following conditions apply:
• Your shares must not be represented by certificates
• All dividends and distributions must be reinvested

For more information, contact your Service Agent or consult the SAI.

30      Smith Barney Mutual Funds

Other things to know about share transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

  Name of the fund
  Your account number
  Class of shares being bought, exchanged or redeemed
  Dollar amount or number of shares being bought, exchanged or redeemed
  Signature of each owner exactly as the account is registered

     The transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the funds nor the transfer agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

  Are redeeming over $50,000
  Are sending signed share certificates or stock powers to the transfer agent
  Instruct the transfer agent to mail the check to an address different from the one on your account
  Changed your account registration
  Want the check paid to someone other than the account owner(s)
  Are transferring the redemption proceeds to an account with a different registration

     You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

     Each fund has the right to:

  Suspend the offering of shares
  Waive or change minimum and additional investment amounts
  Reject any purchase or exchange order
  Change, revoke or suspend the exchange privilege
  Suspend telephone transactions
  Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
  Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of a fund’s shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send

Smith Barney Sector Series Inc.      31

you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. Each fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

     Each fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of a fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on a fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of a fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause a fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from a fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

     Because of the potential harm to each fund and its long-term shareholders, the board of directors of Sector Series on behalf of each fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, a fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the board has not adopted any specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, a fund may permit the account holder to justify the activity.

     The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. A fund’s ability to monitor trading in

32      Smith Barney Mutual Funds

omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund’s service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

     Each fund’s policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, each fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

     Each fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the board of directors reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by a fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if a fund is unable to detect and deter trading abuses, the fund’s performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The funds will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the board may adopt in the future.

Share certificates

Share certificates for each fund will no longer be issued. If you currently hold share certificates of a fund, such certificates will continue to be honored.

Dividends, distributions and taxes

Dividends and Distributions

Each fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. Each fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. Each fund expects distributions to be primarily from capital gains. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent or the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

Smith Barney Sector Series Inc.      33

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the funds.

Transaction	Federal tax status

Redemption or exchange of shares	Usually capital gain or loss; long-term only if
shares owned more than one year

Long-term capital gain distributions	Long-term capital gain

Dividends	Ordinary income, potentially taxable
at long-term capital gain rates

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Although dividends (including dividends from short-term capital gains) are generally taxable as ordinary income, individual shareholders who satisfy certain holding period and other requirements are taxed on such dividends at long-term capital gain rates to the extent the dividends are attributable to “qualified dividend income” received by a fund. “Qualified dividend income” generally consists of dividends received from U.S. corporations (other than dividends from tax-exempt organizations and certain dividends from real estate investment trusts and regulated investment companies) and certain foreign corporations.

     Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a long-term capital gain distribution or a dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

     After the end of each year, each fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

     The above discussion is applicable to shareholders who are U.S. persons. If you are a non-U.S. person, please consult your own tax adviser with respect to the tax consequences to you of an investment in the funds.

Share price

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. For each class, a fund’s net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. A fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

34      Smith Barney Mutual Funds

     The board of directors has approved valuation procedures to be followed to ensure that each fund’s securities are valued appropriately. The valuation of the securities of each fund is determined in good faith by or under the direction of the board of directors. The board of directors has delegated certain valuation functions for each fund to the manager.

     Each fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. Each fund’s currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by each fund’s board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more broker/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the board. Because each fund may invest in securities of issuers located in emerging markets—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—a fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. Each fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. Each fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

     Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a fund determines its net asset value.

     International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund could change on days when you cannot buy or redeem shares.

     In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent of the fund before the NYSE closes. If the

Smith Barney Sector Series Inc.      35

NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price.

     Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the transfer agent before the transfer agent’s close of business.

36      Smith Barney Mutual Funds

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each class of the funds for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from each fund’s financial statements, which have been audited by KPMG LLP, independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in the annual report (available upon request). No information is presented for Class Y shares of each fund because no Class Y shares were outstanding for the periods shown.

Financial Services Fund

For a Class A share of capital stock outstanding throughout each year ended October 31, except as noted:

Class A Shares	2005 (1)	2004 (1)	2003 (1)	2002 (1)	2001

Net Asset Value, Beginning of Year	$16.37	$14.81	$12.46	$13.87	$15.89

Income (Loss) From Operations:
Net investment income	0.18	0.16	0.11	0.05	0.06
Net realized and unrealized gain (loss)	1.59	1.53	2.49	(0.70)	(1.55)

Total Income (Loss) From Operations	1.77	1.69	2.60	(0.65)	(1.49)

Less Distributions From:
Net investment income	(0.18)	(0.13)	—	—	(0.06)
Net realized gains	(1.56)	—	(0.25)	(0.76)	(0.47)

Total Distributions	(1.74)	(0.13)	(0.25)	(0.76)	(0.53)

Net Asset Value, End of Year	$16.40	$16.37	$14.81	$12.46	$13.87

Total Return(2)	11.34%	11.49%	21.33%	(5.35)%	(9.83)%

Net Assets, End of Year (000s)	$17,350	$16,367	$16,524	$15,105	$16,050

Ratios to Average Net Assets:
Gross expenses	1.58%	1.45%	1.31%	1.49%	1.53%
Net expenses(3)	1.50 (4)	1.41 (4)	1.31	1.49	1.50 (4)
Net investment income	1.18	1.02	0.86	0.35	0.39

Portfolio Turnover Rate	29%	49%	22%	20%	42%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares of the fund will not exceed 1.50%.

(4)	The manager voluntarily waived a portion of its fees or reimbursed certain expenses.

Smith Barney Sector Series Inc.      37

Financial Services Fund

For a Class B share of capital stock outstanding throughout each year ended October 31, except as noted:

Class B Shares	2005 (1)	2004 (1)	2003 (1)	2002 (1)	2001

Net Asset Value, Beginning of Year	$15.94	$14.43	$12.24	$13.73	$15.81

Income (Loss) From Operations:
Net investment income (loss)	0.07	0.04	0.01	(0.06)	(0.05)
Net realized and unrealized gain (loss)	1.54	1.50	2.43	(0.67)	(1.55)

Total Income (Loss) From Operations	1.61	1.54	2.44	(0.73)	(1.60)

Less Distributions From:
Net investment income	(0.06)	(0.03)	—	—	(0.01)
Net realized gains	(1.56)	—	(0.25)	(0.76)	(0.47)

Total Distributions	(1.62)	(0.03)	(0.25)	(0.76)	(0.48)

Net Asset Value, End of Year	$15.93	$15.94	$14.43	$12.24	$13.73

Total Return(2)	10.56%	10.70%	20.39%	(6.02)%	(10.54)%

Net Assets, End of Year (000s)	$26,057	$29,111	$31,602	$28,933	$33,649

Ratios to Average Net Assets:
Gross expenses	2.28%	2.19%	2.06%	2.24%	2.28%
Net expenses(3)	2.25 (4)	2.16 (4)	2.06	2.24	2.25 (4)
Net investment income (loss)	0.43	0.26	0.11	(0.40)	(0.36)

Portfolio Turnover Rate	29%	49%	22%	20%	42%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class B shares of the fund will not exceed 2.25%.

(4)	The manager voluntarily waived a portion of its fees or reimbursed certain expenses.

38      Smith Barney Mutual Funds

Financial Services Fund

For a Class C share(1) of capital stock outstanding throughout each year ended October 31, except as noted:

Class C Shares	2005 (2)	2004 (2)	2003 (2)	2002 (2)	2001

Net Asset Value, Beginning of Year	$15.94	$14.44	$12.24	$13.73	$15.81

Income (Loss) From Operations:
Net investment income (loss)	0.07	0.04	0.01	(0.06)	(0.05)
Net realized and unrealized gain (loss)	1.54	1.49	2.44	(0.67)	(1.55)

Total Income (Loss) From Operations	1.61	1.53	2.45	(0.73)	(1.60)

Less Distributions From:
Net investment income	(0.06)	(0.03)	—	—	(0.01)
Net realized gains	(1.56)	—	(0.25)	(0.76)	(0.47)

Total Distributions	(1.62)	(0.03)	(0.25)	(0.76)	(0.48)

Net Asset Value, End of Year	$15.93	$15.94	$14.44	$12.24	$13.73

Total Return(3)	10.57%	10.61%	20.48%	(6.02)%	(10.55)%

Net Assets, End of Year (000s)	$13,808	$16,344	$20,595	$21,158	$29,187

Ratios to Average Net Assets:
Gross expenses	2.22%	2.19%	2.07%	2.24%	2.29%
Net expenses(4)	2.22	2.16 (5)	2.07	2.24	2.25 (5)
Net investment income (loss)	0.47	0.25	0.11	(0.41)	(0.36)

Portfolio Turnover Rate	29%	49%	22%	20%	42%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C shares of the fund will not exceed 2.25%.

(5)	The manager voluntarily waived a portion of its fees.

Smith Barney Sector Series Inc.      39

Health Sciences Fund

For a Class A share of capital stock outstanding throughout each year ended October 31, except as noted:

Class A Shares	2005 (1)	2004 (1)	2003 (1)	2002 (1)	2001

Net Asset Value, Beginning of Year	$11.07	$10.71	$9.84	$12.72	$14.49

Income (Loss) From Operations:
Net investment loss	(0.03)	(0.04)	(0.03)	(0.07)	(0.08)
Net realized and unrealized gain (loss)	1.82	0.40	0.90	(2.64)	(1.29)

Total Income (Loss) From Operations	1.79	0.36	0.87	(2.71)	(1.37)

Less Distributions From:
Net realized gains	—	—	—	(0.17)	(0.40)

Total Distributions	—	—	—	(0.17)	(0.40)

Net Asset Value, End of Year	$12.86	$11.07	$10.71	$9.84	$12.72

Total Return(2)	16.17%	3.36%	8.84%	(21.65)%	(9.83)%

Net Assets, End of Year (000s)	$22,965	$19,346	$20,636	$16,251	$19,806

Ratios to Average Net Assets:
Gross expenses	1.55%	1.46%	1.35%	1.49%	1.53%
Net expenses(3)	1.50 (4)	1.42 (4)	1.35	1.49	1.50 (4)
Net investment loss	(0.22)	(0.38)	(0.30)	(0.58)	(0.63)

Portfolio Turnover Rate	32%	65%	68%	26%	34%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares of the fund will not exceed 1.50%.

(4)	The manager voluntarily waived a portion of its fees or reimbursed certain expenses.

40      Smith Barney Mutual Funds

Health Sciences Fund

For a Class B share of capital stock outstanding throughout each year ended October 31, except as noted:

Class B Shares	2005 (1)	2004 (1)	2003 (1)	2002 (1)	2001

Net Asset Value, Beginning of Year	$10.69	$10.41	$9.64	$12.56	$14.42

Income (Loss) From Operations:
Net investment loss	(0.11)	(0.13)	(0.11)	(0.15)	(0.18)
Net realized and unrealized gain (loss)	1.74	0.41	0.88	(2.60)	(1.28)

Total Income (Loss) From Operations	1.63	0.28	0.77	(2.75)	(1.46)

Less Distributions From:
Net realized gains	—	—	—	(0.17)	(0.40)

Total Distributions	—	—	—	(0.17)	(0.40)

Net Asset Value, End of Year	$12.32	$10.69	$10.41	$9.64	$12.56

Total Return(2)	15.25%	2.69%	7.99%	(22.25)%	(10.51)%

Net Assets, End of Year (000s)	$27,521	$28,452	$31,380	$26,258	$34,146

Ratios to Average Net Assets:
Gross expenses	2.28%	2.21%	2.11%	2.24%	2.28%
Net expenses(3)	2.25 (4)	2.17 (4)	2.11	2.24	2.25 (4)
Net investment loss	(0.96)	(1.13)	(1.05)	(1.33)	(1.38)

Portfolio Turnover Rate	32%	65%	68%	26%	34%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class B shares of the fund will not exceed 2.25%.

(4)	The manager voluntarily waived a portion of its fees or reimbursed certain expenses.

Smith Barney Sector Series Inc.      41

Health Sciences Fund

For a Class C share(1) of capital stock outstanding throughout each year ended October 31, except as noted:

Class C Shares	2005 (2)	2004 (2)	2003 (2)	2002 (2)	2001

Net Asset Value, Beginning of Year	$10.68	$10.41	$9.64	$12.56	$14.42

Income (Loss) From Operations:
Net investment loss	(0.11)	(0.12)	(0.11)	(0.15)	(0.18)
Net realized and unrealized gain (loss)	1.76	0.39	0.88	(2.60)	(1.28)

Total Income (Loss) From Operations	1.65	0.27	0.77	(2.75)	(1.46)

Less Distributions From:
Net realized gains	—	—	—	(0.17)	(0.40)

Total Distributions	—	—	—	(0.17)	(0.40)

Net Asset Value, End of Year	$12.33	$10.68	$10.41	$9.64	$12.56

Total Return(3)	15.45%	2.59%	7.99%	(22.25)%	(10.51)%

Net Assets, End of Year (000s)	$16,412	$18,305	$21,482	$17,431	$26,932

Ratios to Average Net Assets:
Gross expenses	2.20%	2.21%	2.10%	2.24%	2.28%
Net expenses(4)	2.20	2.17 (5)	2.10	2.24	2.25 (5)
Net investment loss	(0.91)	(1.12)	(1.05)	(1.33)	(1.37)

Portfolio Turnover Rate	32%	65%	68%	26%	34%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C shares of the fund will not exceed 2.25%.

(5)	The manager voluntarily waived a portion of its fees or reimbursed certain expenses.

42      Smith Barney Mutual Funds

Technology Fund

For a Class A share of capital stock outstanding throughout each year ended October 31, except as noted:

Class A Shares	2005 (1)	2004 (1)	2003 (1)	2002 (1)	2001

Net Asset Value, Beginning of Year	$3.85	$3.92	$2.78	$4.21	$9.14

Income (Loss) From Operations:
Net investment income (loss)	0.00 (2)	(0.04)	(0.04)	(0.05)	(0.08)
Net realized and unrealized gain (loss)	0.16	(0.03)	1.18	(1.38)	(4.85)

Total Income (Loss) From Operations	0.16	(0.07)	1.14	(1.43)	(4.93)

Net Asset Value, End of Year	$4.01	$3.85	$3.92	$2.78	$4.21

Total Return(3)	4.16%	(1.79)%	41.01%	(33.97)%	(53.94)%

Net Assets, End of Year (000s)	$21,072	$23,289	$26,946	$17,754	$27,058

Ratios to Average Net Assets:
Gross expenses	1.71%	1.58%	1.60%	1.64%	1.58%
Net expenses(4)(5)	1.50	1.46	1.50	1.50	1.50
Net investment income (loss)	0.03	(1.05)	(1.09)	(1.29)	(1.31)

Portfolio Turnover Rate	16%	64%	54%	76%	62%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Amount represents less than $0.01 per share.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The manager voluntarily waived a portion of its fees or reimbursed certain expenses.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares of the fund will not exceed 1.50%.

Smith Barney Sector Series Inc.      43

Technology Fund

For a Class B share of capital stock outstanding throughout each year ended October 31, except as noted:

Class B Shares	2005 (1)	2004 (1)	2003 (1)	2002 (1)	2001

Net Asset Value, Beginning of Year	$3.72	$3.81	$2.72	$4.16	$9.09

Income (Loss) From Operations:
Net investment loss	(0.03)	(0.07)	(0.06)	(0.08)	(0.12)
Net realized and unrealized gain (loss)	0.15	(0.02)	1.15	(1.36)	(4.81)

Total Income (Loss) From Operations	0.12	(0.09)	1.09	(1.44)	(4.93)

Net Asset Value, End of Year	$3.84	$3.72	$3.81	$2.72	$4.16

Total Return(2)	3.23%	(2.36)%	40.07%	(34.62)%	(54.24)%

Net Assets, End of Year (000s)	$29,145	$34,974	$41,645	$29,324	$45,266

Ratios to Average Net Assets:
Gross expenses	2.40%	2.32%	2.35%	2.39%	2.33%
Net expenses(3)(4)	2.25	2.21	2.25	2.24	2.25
Net investment loss	(0.69)	(1.81)	(1.85)	(2.04)	(2.06)

Portfolio Turnover Rate	16%	64%	54%	76%	62%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The manager voluntarily waived a portion of its fees or reimbursed certain expenses.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class B shares of the fund will not exceed 2.25%.

44      Smith Barney Mutual Funds

Technology Fund

For a Class C share(1) of capital stock outstanding throughout each year ended October 31, except as noted:

Class C Shares	2005 (2)	2004 (2)	2003 (2)	2002 (2)	2001

Net Asset Value, Beginning of Year	$3.72	$3.82	$2.72	$4.16	$9.09

Income (Loss) From Operations:
Net investment loss	(0.02)	(0.07)	(0.06)	(0.08)	(0.12)
Net realized and unrealized gain (loss)	0.14	(0.03)	1.16	(1.36)	(4.81)

Total Income (Loss) From Operations	0.12	(0.10)	1.10	(1.44)	(4.93)

Net Asset Value, End of Year	$3.84	$3.72	$3.82	$2.72	$4.16

Total Return(3)	3.23%	(2.62)%	40.44%	(34.62)%	(54.24)%

Net Assets, End of Year (000s)	$17,025	$22,811	$31,612	$22,142	$39,127

Ratios to Average Net Assets:
Gross expenses	2.41%	2.32%	2.35%	2.39%	2.33%
Net expenses(4)(5)	2.25	2.21	2.25	2.24	2.25
Net investment loss	(0.63)	(1.81)	(1.84)	(2.04)	(2.06)

Portfolio Turnover Rate	16%	64%	54%	76%	62%

(1)	On April 29, 2004, Class L shares were renamed as Class C shares.

(2)	Per share amounts have been calculated using the average shares method.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The manager voluntarily waived a portion of its fees or reimbursed certain expenses.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C shares of the fund will not exceed 2.25%.

Smith Barney Sector Series Inc.      45

(Investment Company Act file no. 811-04757 FD 01756 (02/06)	Smith Barney Financial Services Fund
Smith Barney Health Sciences Fund
Smith Barney Technology Fund

Each a separate investment fund of Smith Barney Sector Series Inc.

You may visit a fund’s web site at www.citigroupam.com for a free copy of a prospectus, statement of additional information (“SAI”) or an annual or semi-annual report.

Shareholder reports Annual and semi-annual reports to shareholders provide additional information about a fund’s investments. These reports discuss the market conditions and investment strategies that affected each fund’s performance during its last fiscal year.

Each fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of Additional Information The SAI provides more detailed information about each fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about a fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Shareholder Services at 1-800-451-2010 (or for clients of a PFS Registered Representative, call Primerica Shareholder Services at 1-800-544-5445), or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about each fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about each fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about a fund that is not in this Prospectus, you should not rely upon that information. Neither the funds nor the distributors are offering to sell shares of a fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally Managed® is a registered service mark of Citigroup Global Markets Inc.

February 28, 2006

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY SECTOR SERIES INC.

Smith Barney Financial Services Fund
Smith Barney Health Sciences Fund
Smith Barney Technology Fund
125 Broad Street
New York, New York 10004
(800) 451-2010

     This Statement of Additional Information (“SAI”) is not a prospectus and is meant to be read in conjunction with the combined prospectus of Smith Barney Financial Services Fund (“Financial Services Fund”), Smith Barney Health Sciences Fund (“Health Sciences Fund”) and Smith Barney Technology Fund (“Technology Fund”) (each, a “fund”) dated February 28, 2006, as amended or supplemented from time to time (the “prospectus”), and is incorporated by reference in its entirety into the prospectus. Each fund is a series of the Smith Barney Sector Series Inc. (the “Company”). The prospectus and copies of other information on the funds may be obtained free of charge by contacting a Smith Barney Financial Advisor, a registered representative of PFS Investments Inc. (“PFS”), a broker/dealer, financial intermediary or financial institution (each called a “Service Agent”) or by writing or calling the Company at the address or telephone number above.

     FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS

Investment Objective and Management Policies	2
Risk Factors	10
Investment Restrictions	16
Directors and Executive Officers of the Company	17
Investment Management and Other Services	22
Portfolio Manager Disclosure	25
Portfolio Transactions	32
Portfolio Turnover	34
Purchase of Shares	34
Redemption of Shares	41
Valuation of Shares	43
Exchange Privilege	44
Dividends and Distributions	45
Taxes	46
Additional Information About the Company	51
Financial Statements	53
Other Information	53
Appendix A—Summary of Investment Manager Proxy Voting Policies	A-1

     THIS SAI IS NOTA PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

     Each fund is a non-diversified separate investment series of the Company, a registered management investment company. The prospectus discusses each fund’s investment objective and policies. This section contains supplemental information concerning the types of securities and other instruments in which each fund may invest, the investment policies and portfolio strategies each fund may utilize and certain risks associated with these investments, policies and strategies. Smith Barney Fund Management LLC (“SBFM” or the “manager”) serves as investment manager to each fund.

Financial Services Fund

     Financial Services Fund seeks long-term capital appreciation by investing primarily in common stocks. Under normal circumstances the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities (or other investments with similar economic characteristics) of companies principally engaged in providing financial services to consumers and industry. These companies may include, for example, commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate-related companies, leasing companies, and consumer and industrial finance companies.

     The manager will seek to invest in those financial services companies that it believes are well positioned to take advantage of the ongoing changes in the financial services sector. A financial services company may be well positioned for a number of reasons. It may be an attractive acquisition for another company wishing to strengthen its presence in a line of business or a geographic region or to expand into new lines of business or geographic regions, or it may be planning a merger to strengthen its position in a line of business or a geographic area. The financial services company may be engaged in a line or lines of business experiencing or likely to experience strong economic growth; it may be linked to a geographic region experiencing or likely to experience strong economic growth and may be actively seeking to participate in such growth; or it may be expanding into financial services or geographic regions previously unavailable to it (because of an easing of regulatory constraints) in order to take advantage of new market opportunities.

Health Sciences Fund

     Health Sciences Fund seeks long-term capital appreciation by investing primarily in common stocks. Under normal circumstances the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities (or other investments with similar economic characteristics) of companies principally engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. These companies may include, for example, pharmaceutical companies; companies involved in biotechnology, medical diagnostic, biochemical or other health care research and development; companies involved in the operation of health care facilities; and other companies involved in the design, manufacture, or sale of health care-related products or services, such as medical, dental and optical products, hardware, insurance or services.

Technology Fund

     Technology Fund seeks long-term capital appreciation by investing its assets primarily in common stocks. Under normal circumstances the fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in securities (or other investments with similar economic characteristics) of companies principally engaged in offering, using or developing products, processes or services that will provide or will benefit significantly from technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semi-conductor, software, electronics, media, communications, health care, and biotechnology sectors.

     Technology and Health Science Areas. The manager believes that because of rapid advances in technology and science, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best-managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. Industries likely to be represented in the fund’s portfolios include computers, networking and internetworking software, computer aided design, telecommunications, media and information services, medical devices and biotechnology. The fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.

     The technology, health and science areas have exhibited and continue to exhibit rapid growth, both through increasing demand for existing products and services and the broadening of the technology market. In general, the stocks of large capitalized companies that are well established in the technology market can be expected to grow with the market and will frequently be found in the funds’ portfolios. The expansion of technology and its related industries, however, also provides a favorable environment for investment in small to medium capitalized companies.

Each Fund

     Each fund’s 80% investment policy (as described above), will not be applicable during periods when the fund pursues a temporary defensive strategy, as discussed in the prospectus. The funds’80% investment policies are non-fundamental and may be changed by the Board of Directors of the Company to become effective upon 60 days’ notice to shareholders.

     Each fund may invest its assets in securities of foreign issuers in addition to securities of domestic issuers. Because each fund is non-diversified, the fund may invest a significant percentage of its assets in a single issuer.

     In buying and selling securities for each fund, the subadviser relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition and its industry position. Factors considered include long-term growth potential, earnings estimates and quality of management.

     The manager may lend each fund’s securities to broker-dealers or other institutions to earn income for the fund. The subad-viser may, but is not required to, use various techniques, such as buying and selling futures and options contracts, to increase or decrease a fund’s exposure to changing security prices or other factors that affect security values. If the subadviser’s strategies do not work as intended, a fund may not achieve its objective.

     Under normal market conditions, the majority of each fund’s portfolio will consist of common stock, but it also may contain money market instruments for cash management purposes. Each fund reserves the right, as a defensive measure, to hold money market securities, including repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.

     Equity Securities. Under normal circumstances, each fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities, including primarily common stocks and, to a lesser extent, securities convertible into common stock and rights to subscribe for common stock. Common stocks represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

     When-Issued Securities and Delayed-Delivery Transactions. Each fund may purchase securities on a “when-issued” basis, for delayed delivery (i.e., payment or delivery occur beyond the normal settlement date at a stated price and yield) or on a forward commitment basis. A fund does not intend to engage in these transactions for speculative purposes, but only in furtherance of its investment goal. These transactions occur when securities are purchased or sold by a fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to a fund at the time of entering into the transaction. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Because of fluctuations in the value of securities purchased or sold on a when-issued, delayed-delivery basis or forward commitment basis, the prices obtained on such securities may be higher or lower than the prices available in the market on the dates when the investments are actually delivered to the buyers.

     When a fund agrees to purchase when-issued or delayed-delivery securities, the fund will set aside cash or liquid securities equal to the amount of the commitment in a segregated account on the fund’s books. Normally, the fund’s custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the fund’s commitment. The assets contained in the segregated account will be marked-to-market daily. It may be expected that the fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     Foreign Securities. Each fund may invest in securities of foreign issuers. Such investments involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include currency exchange control regulations and costs, the possibility of expropriation, seizure, or nationalization of foreign deposits, less liquidity and volume and more volatility in foreign securities markets and the impact of political, social, economic or diplomatic developments or the adoption of other foreign government restrictions that might adversely affect the payment of principal and interest on or market value of securities. If it should become necessary, the fund might encounter greater difficulties in invoking legal processes abroad than would be the case in the United States. In addition, there may be less publicly available information about a non-U.S. company, and non-U.S. companies are not generally subject to uniform accounting and financial reporting standards, practices and requirements compared to those applicable to U.S. companies. Furthermore, some of these securities may be subject to foreign brokerage and withholding taxes.

     Each fund may also invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) or similar securities representing interests in the common stock of foreign issuers. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate the risks associated with investing in foreign securities. However, by investing in ADRs or EDRs rather than directly in foreign issuers’ stock, a fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many ADRs and EDRs. The information available for ADRs and EDRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

     Investments in foreign securities incur higher costs than investments in U.S. securities, including higher costs in making securities transactions as well as foreign government taxes, which may reduce the investment return of the fund. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity and political instability.

     Securities of Developing/Emerging Markets Countries. A developing or emerging markets country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

     One or more of the risks discussed above could affect adversely the economy of a developing market or a fund’s investments in such a market. The claims of many property owners against those of governments may remain unsettled. There can be no assurance that any investments that a fund might make in such emerging markets would be expropriated, nationalized or otherwise confiscated at some time in the future. In such an event, the fund could lose its entire investment in the market involved. Moreover, changes in the leadership or policies of such markets could halt the expansion or reverse the liberalization of foreign investment policies now occurring in certain of these markets and adversely affect existing investment opportunities.

     U.S. and Foreign Taxes. A fund’s investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. Foreign taxes paid by a fund may be credited or deducted by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

     Money Market Instruments. Each fund may invest for temporary defensive purposes in short-term corporate and government bonds and notes and money market instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities (“U.S. government securities”); certificates of deposit, time deposits and bankers’ acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit (“CDs”) are short-term, negotiable obligations of commercial banks. Time deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

     Investment in Other Investment Companies. Each fund can invest up to 10% of its assets in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act of 1940, as amended (the “1940 Act”) that apply to those types of investments. For example, a fund can invest in exchange-traded funds (“ETFs”), which are typically open-end funds or unit investment trusts, listed on a stock exchange. A fund might do so as a way of gaining exposure to the segments of the equity or fixed income markets represented by the ETFs, portfolio, at times when the fund may not be able to buy those portfolio securities directly.

     Investing in another investment company may involve the payment of substantial premiums above the value of such investment company’s portfolio securities and is subject to limitations under the 1940 Act. No fund intends to invest in other investment companies unless the subadviser believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, a fund would be subject to its ratable share of that investment company’s expenses, including its advisory and administration expenses.

     Short Sales. If a fund anticipates that the price of a company’s stock is overvalued and will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. A fund may realize a profit or loss depending on whether the market price of a security decreases or increases between the date of the short sale and the date on which the fund replaces the borrowed security. Short selling is a technique that may be considered speculative and involves risks beyond the initial capital necessary to secure each transaction. Whenever a fund sells short, it is required to deposit collateral in segregated accounts to cover its obligation, and to maintain the collateral in an amount at least equal to the market value of the short position. As a hedging technique, each fund may purchase call options to buy securities sold short by the fund. Such options would lock in a future price and protect the fund in case of an unanticipated increase in the price of a security sold short by the fund.

     To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by a fund will be “against the box,” or the fund’s obligation to deliver the securities sold short will be “covered.” A fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the fund’s total assets. Management currently intends to limit each fund’s short sales to shares issued by ETFs. Utilizing this strategy will allow the subadviser to adjust a fund’s exposure in a particular sector, in a cost effective and convenient manner, without having to sell a fund’s holdings of individual stocks in that sector.

     Repurchase Agreements. Each fund may agree to purchase securities from a bank or recognized securities dealer and simultaneously commit to resell the securities to the bank or dealer at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities (“repurchase agreements”). Each fund would maintain custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to would be, in effect, secured by such securities. If the value of such securities were less than the repurchase price, plus interest, the other party to the agreement would be required to provide additional collateral so that at all times the collateral is at least 102% of the repurchase price plus accrued interest. Default by or bankruptcy of a seller would expose the fund to possible loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying obligations. The financial institutions with which the fund may enter into repurchase agreements will be banks and non-bank dealers of U.S. government securities that are on the Federal Reserve Bank of New York’s list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the fund’s manager. The manager will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement to equal at least 102% of the repurchase price (including accrued interest). In addition, the manager will require that the value of this collateral, after transaction costs (including loss of interest) reasonably expected to be incurred on a default, be equal to 102% or greater than the repurchase price (including accrued premium) provided in the repurchase agreement or the daily amortization of the difference between the purchase price and the repurchase price specified in the repurchase agreement. The manager will mark-to-market daily the value of the securities.

     Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), each fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

     Reverse Repurchase Agreements. Each fund may enter into reverse repurchase agreements, which involve the sale of fund securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowings. Since the proceeds of borrowings under reverse repurchase agreements are invested, this would introduce the speculative factor known as “leverage.” The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases it will be able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and the fund intends to use the reverse repurchase technique only when the subadviser believes it will be advantageous to the fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the fund’s assets. The fund’s custodian bank will maintain a separate account for the fund with securities having a value equal to or greater than such commitments.

     Lending of Portfolio Securities. Consistent with applicable regulatory requirements, each fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. The fund will not lend portfolio securities to affiliates of the manager unless they have applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 102% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the fund.

     By lending its securities, the fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not the primary investment goal of the fund, income received could be used to pay the fund’s expenses and would increase an investor’s total return. The fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the fund must receive at least 102% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the fund must be able to terminate the loan at any time; (iv) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Payments received by the fund in lieu of any dividends paid on the loaned securities will not be treated as “qualified dividend income” for purposes of determining what portion of the fund’s dividends received by individuals may be taxed at the rates generally applicable to long-term capital gains. See “Taxes.” Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon a fund’s ability to recover the loaned securities or dispose of the collateral for the loan.

     Borrowing. Each fund also may borrow for temporary or emergency purposes, but not for leveraging purposes, in an amount up to 33 1 / 3 % of its total assets, and may pledge its assets in connection with such borrowings. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

     Illiquid Securities. Each fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities, which term includes securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

     Options, Futures and Currency Strategies. Each fund may, but is not required to, use forward currency contracts and certain options and futures strategies to seek to increase total return or hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the fund. There can be no assurance that such efforts will succeed.

     Each fund will not be a commodity pool. In addition, the manager has claimed an exclusion from the definition of commodity pool operation and, therefore, is not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission (“CFTC”). To attempt to hedge against adverse movements in exchange rates between currencies, a fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. A fund may enter into forward currency contracts either with respect to specific transactions or with respect to its portfolio positions. For example, when the manager anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which the currency exchange transaction related to the purchase or sale will be made (“transaction hedging”). Further, when the manager believes that a particular currency may decline compared to the U.S. dollar or another currency, a fund may enter into a forward contract to sell the currency the manager expects to decline in an amount approximating the value of some or all of a fund’s securities denominated in that currency, or when the manager believes that one currency may decline against a currency in which some or all of the portfolio securities held by a fund are denominated, it may enter into a forward contract to buy the currency expected to appreciate for a fixed amount (“position hedging”). In this situation, a fund may, in the alternative, enter into a forward contract to sell a different currency for a fixed amount of the currency expected to decline where the manager believes that the value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the value of the currency in which portfolio securities of a fund are denominated (“cross hedging”). A fund will segregate (i) cash, (ii) U.S. government securities or (iii) equity securities or debt securities (of any grade) in certain currencies provided such assets are liquid, unencumbered and marked to market daily, with a value equal to the aggregate amount of the fund’s commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities are segregated on a daily basis so that the value of the amount will equal the amount of a fund’s commitments with respect to such contracts.

     For hedging purposes, each fund may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates and on debt securities to hedge against the risk of fluctuations in the prices of securities held by the fund or which the subadviser intends to include in the fund’s portfolio. Each fund also may use interest rate futures contracts and options thereon to hedge against changes in the general level in interest rates.

     Each fund may write call options on securities and currencies only if they are covered, and such options must remain covered so long as the fund is obligated as a writer. A call option written by the fund is “covered” if the fund owns the securities or currency underlying the option or has an absolute and immediate right to acquire that security or currency without additional cash consideration (or for additional cash consideration held in a segregated account on the fund’s books) upon conversion or exchange of other securities or currencies held in its portfolio. A call option is also covered if the fund holds on a share-for-share basis a call on the same security or holds a call on the same currency as the call written where the exercise price of the call held is equal to less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the fund in cash, Treasury bills or other high-grade, short-term obligations in a segregated account on the fund’s books.

     Each fund may purchase put and call options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. If the expected changes occur, the fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the options purchased. The risk assumed by the fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the options, although the fund may lose such amounts if the prices of securities underlying the options do not move in the direction or to the extent anticipated.

     Although a fund may use forward currency contracts, options and futures, the use of any of these strategies would involve certain investment risks and transaction costs. These risks include: dependence on the subadviser’s ability to predict movements in the prices of individual securities, fluctuations in the general fixed-income markets and movements in interest rates and currency markets, imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the fund invests; and lack of assurance that a liquid market will exist for any particular option, futures contract or option thereon at any particular time.

     Over-the-counter options in which the fund may invest differ from exchange-traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

     Options on Securities. As discussed more generally above, each fund may engage in writing covered call options. Each fund may also purchase put options and enter into closing transactions. The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forgoes the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

     Options written by a fund will normally have expiration dates between one and six months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities when the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively.

     Each fund may write (a) in-the-money call options when the subadviser expects the price of the underlying security to remain flat or decline moderately during the option period, (b) at-the-money call options when the subadviser expects the price of the underlying security to remain flat or advance moderately during the option period and (c) out-of-the-money call options when the sub-adviser expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-the-money, at-the-money and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments as such call options are used in equivalent transactions.

     So long as the obligation of a fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (“OCC”) or similar clearing corporation and the securities exchange on which the option is written.

     An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. Each fund expects to write options only on national securities exchanges or in the over-the-counter market. Each fund may purchase put options issued by the OCC or in the over-the-counter market.

     Each fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. Similarly, when a fund has purchased an option and engages in a closing sale transaction, whether it recognizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the fund initially paid for the original option plus the related transaction costs.

     Although a fund generally will purchase or write only those options for which the manager believes there is an active secondary market so as to facilitate closing transactions, there is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of the OCC and national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

     Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the fund and other clients of the manager and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits, and it may impose certain other sanctions.

     In the case of options written by a fund that are deemed covered by virtue of the fund’s holding convertible or exchangeable preferred stock, the time required to convert or exchange and obtain physical delivery of the underlying common stocks with respect to which the fund has written options may exceed the time within which the fund must make delivery in accordance with an exercise notice. In these instances, the fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the fund will not bear any market risk because the fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed stock, but the fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

     Although the manager will attempt to take appropriate measures to minimize the risks relating to the fund’s writing of call options and purchasing of put and call options, there can be no assurance that the fund will succeed in its option-writing program.

     Stock Index Options. As described generally above, each fund may purchase put and call options and write call options on domestic stock indexes listed on domestic exchanges in order to realize its investment objective of long-term capital appreciation or for the purpose of hedging its portfolio. A stock index fluctuates with changes in the market values of the stocks included in the index. Some stock index options are based on a broad market index such as the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor’s 100. Indexes also are based on an industry or market segment such as the Amex Oil Index or the Amex Computer Technology Index.

     Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

     The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the fund of options on stock indexes will be subject to the manager’s and/or the subadviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

     Futures Contracts and Options on Futures Contracts. As described generally above, each fund may invest in stock index futures contracts and options on futures contracts traded on a domestic exchange or board of trade. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. The fund may enter into futures contracts and options on futures to seek higher investment returns when a futures contract is priced more attractively than stocks comprising a benchmark index, to facilitate trading or to reduce transaction costs. The fund will enter into futures contracts and options only on futures contracts that are traded on a domestic exchange or board of trade. Assets committed to futures contracts will be segregated on the fund’s books to the extent required by law.

     The primary purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in the value of securities without actually buying or selling the securities. For example, in the case of stock index futures contracts, if the fund anticipates an increase in the price of stocks it intends to purchase at a later time, the fund could enter into contracts to purchase the stock index (known as taking a “long” position) as a temporary substitute for the purchase of stocks. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts increases and thereby serves as a hedge against the fund’s not participating in a market advance. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities. But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market, it may be possible to accomplish the same result more easily and more quickly.

     No consideration will be paid or received by the fund upon the purchase or sale of a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or other securities acceptable to the broker equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as “initial margin” and is in the nature of a performance bond or good faith deposit on the contract, which is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker, will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” In addition, when the fund enters into a long position in a futures contract or an option on a futures contract, it must deposit into a segregated account with the fund’s custodian an amount of cash or cash equivalents equal to the total market value of the underlying futures contract, less amounts held in the fund’s commodity brokerage account at its broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund’s existing position in the contract.

     There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the ability of the subadviser to predict correctly movements in the stock market or in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of investments in securities. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in market behavior or interest rates.

     Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although a fund intends to enter into futures contracts only if there is an active market for the contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin; in such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, no assurance can be given that the price of the securities being hedged will correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

RISK FACTORS

Principal Investment Risks

     Many factors affect each fund’s performance. A fund’s share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund’s reaction to these events will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund’s level of investment in the securities of that issuer. Because the subadviser concentrates each fund’s investments in a particular industry or group of related industries, the fund’s performance could depend heavily on the performance of that industry or group of industries and could be more volatile than the performance of less concentrated funds. In addition, because the subadviser may invest a significant percentage of the assets of each fund in a single issuer, the fund’s performance could be closely tied to that one issuer and could be more volatile than the performance of more diversified funds. When you sell your shares of a fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect a fund’s performance:

     Stock Market Volatility. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and “growth” stocks can react differently from “value” stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

     Industry Concentration. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

Risks Associated with Particular Investments

     Liquidity Risk. A fund’s portfolio is liquid if the fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

     Smaller Capitalized Companies. The manager believes that smaller capitalized companies generally have greater earnings and sales growth potential than larger capitalized companies. The level of risk will be increased to the extent a fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history). Investments in smaller capitalized companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. In addition, less frequently traded securities may be subject to more abrupt price movements than securities of larger capitalized companies.

     Counterparty Risk. This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in such a transaction will not fulfill its contractual obligation to complete a transaction with a fund.

     Lack of Timely Information Risk. Timely information about a security or its issuer may be unavailable, incomplete or inaccurate. This risk is more common to smaller company securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

     Non-Diversified Classification. Each fund is classified as a non-diversified fund under the 1940 Act, which means the fund is not limited by the 1940 Act in the proportion of its assets it may invest in the obligations of a single issuer. As a result, the funds may be subject to greater volatility with respect to their portfolio securities than funds that are more broadly diversified. Each fund intends to conduct its operations, however, so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended (the “Code”), which will relieve the fund of any liability for Federal income tax to the extent its earnings are distributed to shareholders. To qualify as a regulated investment company, the fund will, among other things, limit its investments so that, at the close of each quarter of the taxable year (a) not more than 25% of the market value of the fund’s total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer.

     Companies in each sector face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of a fund’s shares may be susceptible to factors affecting the sector areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, a fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. Each sector may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in each sector may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

     The types of companies in which a fund invests present risks. The market may value companies according to size, or market capitalization, rather than on financial performance. The companies in each sector may be developing or changing. They may be subject to greater business risks and more sensitive to changes in economic conditions than larger, more established companies. Company earnings in these sectors may fluctuate more than those of other companies because of short product cycles and competitive pricing. Investors’ enthusiasm for these stocks can also change dramatically, causing stock prices to rise and fall sharply. Certain of the companies in which a fund invests may allocate greater than usual financial resources to research and product development. The securities of such companies may experience above-average price movements associated with the perceived prospects of success of the research and development programs. In addition, companies in which a fund invests may be adversely affected by lack of commercial acceptance of a new product or process or by technological change and obsolescence.

Financial Services

     The financial services sector is subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition.

     The financial services industries are subject to extensive government regulation which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries.

     Most financial services companies are subject to extensive governmental regulation, which limits their activities and may (as with insurance rate regulation) affect the ability to earn a profit from a given line of business. Certain financial services businesses are subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial services sector also may increase competitive pressures on different types of firms. The availability and cost of funds to financial services firms is crucial to their profitability. Consequently, volatile interest rates and general economic conditions can adversely affect their financial performance.

     Financial services companies in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

     The banking industry can be significantly affected by the recent adoption of legislation that has reduced the separation between commercial and investment banking businesses and changed the laws governing capitalization and the savings and loan industry. While providing diversification, this new legislation could expose banks to well-established competitors, particularly as the historical distinctions between banks and other financial institutions erode. Increased competition can also result from the broadening of regional and national interstate banking powers, which has already reduced the number of publicly traded banks. In addition, general economic conditions are important to banks that face exposure to credit losses and can be significantly affected by changes in interest rates.

     The brokerage and investment management industry can be significantly affected by changes in regulations, brokerage commission structure, and a competitive environment combined with the high operating leverage inherent in companies in this industry. The performance of companies in this industry can be closely tied to the stock and bond markets and can suffer during market declines. Revenues can depend on overall market activity.

     The home finance industry can be significantly affected by regulatory changes, interest rate movements, home mortgage demand, refinancing activity, and residential delinquency trends. The residential real estate finance industry has changed rapidly over the last decade. Regulatory changes at federally insured institutions, in response to a high failure rate, have mandated higher capital ratios and more prudent underwriting. This reduced capacity has created growth opportunities for uninsured companies and secondary market products to fill unmet demand for home finance. Change continues in the origination, packaging, selling, holding, and insuring of home finance products.

     The insurance industry can be significantly affected by interest rates, general economic conditions, and price and marketing competition. Property and casualty insurance profits can be affected by weather catastrophes and other natural disasters. Life and health insurance profits can be affected by mortality and morbidity rates. Insurance companies can be adversely affected by inadequacy of cash reserves, the inability to collect from reinsurance carriers, liability for the coverage of environmental clean-up costs from past years, and as yet unanticipated liabilities. Also, insurance companies are subject to extensive government regulation, including the imposition of maximum rate levels, and can be adversely affected by proposed or potential tax law changes.

Health Sciences Fund

     The healthcare industry is subject to government regulation and government approval of products and services, which could have a significant effect on price and availability. Furthermore, the types of products or services produced or provided by health-care companies can quickly become obsolete. The biotechnology industry can be significantly affected by patent consideration, intense competition, rapid technological change and obsolescence, and government regulation. Biotechnology companies may have persistent losses during a new product’s transition from development to production, and revenue patterns may be erratic.

     Medical and pharmaceutical-related companies in general are subject to the rate of change in technology, which is generally higher than that of other industries. Similarly, cancer research-related industries use many products and services of companies engaged in medical and pharmaceutical-related activities and are also subject to relatively high risks of rapid obsolescence caused by progressive scientific and technological advances. Medical research and development is also subject to strict regulatory scrutiny and ongoing legislative action.

Technology Fund

     Many technological products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. Also, the portfolio consists of faster-growing, more volatile technology companies that the sub-adviser believes to be emerging leaders in their fields. The market prices of these companies tend to rise and fall more rapidly than those of larger, more established companies.

     The extent to which the fund may invest in corporate broadcast licensees is limited by Federal Communications Commission regulations. The multimedia industry can be significantly affected by the federal deregulation of cable and broadcasting, competitive pressures, and government regulation, including regulation of the concentration of investment in AM, FM, or TV stations. The computer industry can be significantly affected by competitive pressures. For example, as product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Profitability can also be affected by changing domestic and international demand, research and development costs, availability and price of components, and product obsolescence.

     The telecommunications industry, particularly telephone operating companies, is subject to both federal and state government regulations of rates of return and services that may be offered. Many telecommunications companies fiercely compete for market share.

     The developing communications industry can be significantly affected by failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditures, and rapid obsolescence.

     The electronics industry can be significantly affected by rapid obsolescence, intense competition, and global demand.

     The wireless industry can be significantly affected by failure or delays in obtaining financing or regulatory approval, intense competition, product incompatibility, changing consumer preferences, and rapid obsolescence. Wireless network operators can also face significant capital expenditures to build networks of critical mass, and can carry heavy debt burdens from financings.

     Companies in the rapidly changing fields of technology and health science face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the fund’s shares may be susceptible to factors affecting the technology and science areas and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry.

     Internet Industry Specific Risks—factors affecting the Internet, such as heightened regulatory scrutiny and impending changes in government policies which may have a material effect on the products and services of this industry. Furthermore, securities of companies in this industry tend to be more volatile than securities of companies in other industries. Competitive pressures and changing demand may have a significant effect on the financial condition of Internet companies. These companies spend heavily on research and development and are especially sensitive to the risk of product obsolescence.

Other Information

     Master/feeder fund structure. The Company’s Board of Directors has the discretion to retain the current distribution arrangement for the funds while investing their assets in a master fund in a master/feeder fund structure. A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

     Disclosure of Portfolio Holdings

     The Company’s Board of Directors has approved policies and procedures developed by Citigroup Asset Management (“CAM”), the business unit that includes each fund’s manager and subadviser, with respect to the disclosure of each fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that disclosure of information about a fund’s portfolio holdings be in the best interests of a fund’s shareholders, and that any conflicts of interest between the interests of a fund’s shareholders and those of SBFM, the funds’ distributors or their affiliates be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding each fund’s portfolio holdings may never be shared with non-CAM employees, with investors and potential investors (whether individual or institutional), and with third parties unless it is done for legitimate fund business purposes and in accordance with the policy. CAM’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale once it is 25 calendar days old following quarter-end. This passage of time prevents a third party from benefiting from an investment decision made by the fund that has not been fully reflected by the market.

     Each fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees no sooner than the time of the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end.

     Subject to the provisions relating to “ongoing arrangements,” each fund’s holdings may also be released with simultaneous public disclosure at least 25 days after quarter end. Typically, simultaneous public disclosure is achieved by posting the information to CAM or each fund’s internet site that is accessible by the public, or through public release by a third party vendor. For the purposes of the policy, the term “ongoing arrangement” is interpreted to include any arrangement, whether oral or in writing, to provide portfolio holdings information to any person or entity more than once, but excluding any arrangement to provide such information following the filing of Form N-Q or Form N-CSR.

     CAM may release limited portfolio holdings information that is not yet considered stale in the following circumstances, subject to the provisions relating to “ongoing arrangements”:

     1. Each fund’s top ten securities, current as of quarter-end, and the individual size of each such security position may be released at any time following quarter end with simultaneous public disclosure.

     2. Each fund’s (i) top ten securities positions (including the aggregate but not individual size of such positions), (ii) sector weightings and (iii) the fund’s performance attribution (e.g., analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) may be released at any time with simultaneous public disclosure.

     3. A list of securities (that may include fund holdings together with other securities) following by each fund’s portfolio managers (without position sizes or identification of particular funds) may be disclosed to sellside brokers at any time for the purpose of obtaining research and/or market information from such brokers.

     4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

     5. Each fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of a fund’s outperformance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

     6. Each fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to the directors who are not “interested persons” (as defined in the 1940 Act) (“independent directors”) of the Company or SBFM, and its independent registered public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

     Under the policy, if portfolio holdings are released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, the release of the information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of a fund and neither a fund, CAM nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements.

     The approval of each fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Exceptions are granted only after a thorough examination and consultation with CAM’s legal department, as necessary. Any exceptions to the policies must be reported to each fund’s board at its next regularly scheduled meeting.

     All ongoing arrangements to make available information about each fund’s portfolio securities will be reviewed by the Company’s board no less frequently than quarterly.

     Currently, each fund, along with other funds in the fund complex, discloses portfolio holdings approximately 25 days after calendar quarter end on the website, www.citigroupam.com.

     Set forth below is a list, as of October 1, 2005 of those parties with whom CAM, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. Each fund’s independent registered public accounting firm also has access from time to time to portfolio holdings in connection with performing the audit and related functions. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay Before Dissemination

State Street Bank & Trust Co., (Fund
Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services,
(Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None

Portfolio holdings information for a fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay Before Dissemination

Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly	Sent the 1-3 business day following
the end of a Quarter

Recipient	Frequency	Delay Before Dissemination

Elkins/McSherry.	Quarterly (Calendar)	Sent the first business day following
the end of a Quarter
Quantitative Services Group.	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	Sent 6-8 business days following
month end
Fitch	Monthly	Sent 6-8 business days following
month end
Liberty Hampshire	Weekly and Month End	None
Sun Trust.	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates.	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
Moody’s	Weekly Tuesday Night	1 business day
S&P.	Weekly Tuesday Night	1 business day

     With respect to each such arrangement, each fund has a legitimate business purpose for the release of information. The release of the information is subject to trading restrictions and/or confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided by CAM on behalf of a fund. Neither a fund, CAM nor any other affiliated party receives compensation or any other consideration in connection with such arrangements.

INVESTMENT RESTRICTIONS

     The investment restrictions numbered 1 through 7 below and each fund’s investment objective have been adopted by the Company as fundamental policies of each fund. Under the 1940 Act, a fundamental policy may not be changed with respect to a fund without the vote of a “majority of the outstanding voting securities” of the fund, which is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (b) more than 50% of outstanding shares.

     Under the investment restrictions adopted by the Company’s Board of Directors with respect to each fund, a fund will not:

     1. Purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the fund would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund.

     2. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1 / 3 % of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

     3. Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

     4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

     5. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies); or (d) investing in real estate investment trust securities.

     6. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

     7. Purchase or otherwise acquire any illiquid security except as permitted under the 1940 Act for open-end investment companies, which currently permits up to 15% of the fund’s net assets to be invested in illiquid securities.

     If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     The business and affairs of each fund are managed by the Company’s Board of Directors in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of each fund and who execute policies authorized by the Board.

     The Directors and executive officers of the Company, together with information as to their principal business occupations during the past five years, are shown below. The Director who is an “interested person” as defined in the 1940 Act of the Company (“Interested Director”), is indicated by two asterisk marks.

		Term of		Number of
		Office*		Portfolios
		and		in Fund
	Position(s)	Length		Complex	Other
	Held with	of Time	Principal Occupation(s)	Overseen by	Directorships
Name, Address, and Year of Birth	Fund	Served	During Past 5 Years	Director	Held by Director

INDEPENDENT DIRECTORS

Dwight B. Crane	Director	2000	Professor—Harvard	46	None
Harvard Business School			Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Birth Year: 1937

Burt N. Dorsett	Director	2000	President—Dorsett	24	None
The Stratford #702			McCabe Capital
5601 Turtle Bay Drive			Management Inc.; Chief
Naples, FL 34108			Investment Officer—
Birth Year: 1930			Leeb Capital
Management, Inc.

Elliot S. Jaffe	Director	2000	Chairman of The Dress	24	The Dress Barn
The Dress Barn Inc.			Barn Inc.		Inc.
Executive Office
30 Dunnigan Drive
Suffern, NY 10901
Birth Year: 1926

Stephen E. Kaufman	Director	2000	Attorney	36	Consulting
Stephen E. Kaufman PC					Group Capital
277 Park Avenue, 47th Fl					Markets Funds
New York, NY 10172
Birth Year: 1932

Cornelius C. Rose, Jr.	Director	2000	Chief Executive	24	None
P.O. Box 5388			Officer—Performance
West Lebanon, NH 03784			Learning Systems
Birth Year: 1932

		Term of		Number of
		Office*		Portfolios
		and		in Fund
	Position(s)	Length		Complex	Other
	Held with	of Time	Principal Occupation(s)	Overseen by	Directorships
Name, Address, and Year of Birth	Fund	Served	During Past 5 Years	Director	Held by Director

INTERESTED DIRECTOR

R. Jay Gerken, CFA**	Chairman,	Since	Managing Director of CAM;	182	None
CAM	President and	2002	Chairman, President and Chief
399 Park Avenue, 4th Floor	Chief Executive		Executive Officer of SBFM
New York, NY 10022	Officer		and Citi Fund Management
Birth Year: 1951			Inc. (“CFM”); President and
Chief Executive Officer of
certain mutual funds associated
with Legg Mason; Formerly,
Chairman, President and
Chief Executive Officer of
Travelers Investment Adviser,
Inc. (2002-2005); and formerly,
Portfolio Manager of Smith
Barney Allocation Series Inc.
(from 1996-2001) and Smith
Barney Growth and Income
Fund (from 1996-2001)
OFFICERS*

Andrew Shoup	Senior Vice	Since	Director of CAM; Chief Admin-
CAM	President and	2003	istrative Officer of certain
125 Broad Street, 11th Fl.	Chief		mutual funds associated with
New York, NY 10004	Administrative		Legg Mason; Head of
Birth Year: 1956	Officer		International Funds
Administration of CAM from
2001 to 2003; Director of
Global Funds Administration
of CAM from 2000 to 2001.

Kaprel Ozsolak	Treasurer and	Since	Director of CAM; Treasurer
CAM	Chief Financial	2004	and Chief Financial Officer
125 Broad Street, 11th Fl.	Officer		of certain mutual funds
New York, NY 10004			associated with Legg Mason;
Birth Year: 1965			Controller of certain mutual funds
associated with Legg Mason

Robert I. Frenkel	Secretary and	Since	Managing Director and General
CAM	Chief Legal	2003	Counsel of Global Mutual
300 First Stamford Place,	Officer		Funds for CAM and its
4th Fl.			predecessor; Secretary and
Stamford, CT 06902			Chief Legal Officer of certain
Birth Year: 1954			mutual funds associated with
Legg Mason

Ted P. Becker	Chief	2006	Managing Director of	N/A	N/A
CAM	Compliance		Compliance at Legg Mason
399 Park Avenue	Officer		& Co., LLC, (2005-Present);
New York, NY 10022			Chief Compliance Officer with
Birth Year: 1951			certain mutual funds associated
with CAM (since 2006);
Managing Director of
Compliance at Citigroup Asset
Management (2002-2005). Prior
to 2002, Managing Director–
Internal Audit & Risk Review
at Citigroup Inc.

		Term of		Number of
		Office*		Portfolios
		and		in Fund
	Position(s)	Length		Complex	Other
	Held with	of Time	Principal Occupation(s)	Overseen by	Directorships
Name, Address, and Year of Birth	Fund	Served	During Past 5 Years	Director	Held by Director

John Chiota	Chief Anti-		Vice President of CAM	N/A	N/A
CAM	Money		(since 2004); Chief Anti-
100 First Stamford Place,	Laundering		Money Laundering Compli-
5th Floor	Compliance		ance Officer with certain
Stamford, CT 06902	Officer		mutual funds associated with
Birth Year: 1968			CAM (since 2006); prior to
August 2004, Chief AML
Compliance Officer with
TD Waterhouse.

Steven Frank	Controller	Since	Vice President of CAM:	N/A	N/A
CAM		2005	Controller of certain mutual
125 Broad Street			funds associated with Legg
New York, NY 10004			Mason
Birth Year: 1967

Thomas Linkeas, CFA	Vice President	Since	Investment Officer of SBFM	N/A	N/A
Batterymarch Financial	and	2006	Since 2006; Chief Investment
Management, Inc.	Investment		Officer of Battery March
(”Batterymarch”)	Officer		Since 1999
200 Clarendon Street
Boston, MA 02216
Birth Year: 1947

Charles F. Lovejoy, CFA	Vice President	Since	Investment Officer of	N/A	N/A
Batterymarch	and	2006	SBFM Since 2006; Portfolio
200 Clarendon Street	Investment		Manager at Battery March
Boston, MA 02216	Officer		Since 1992
Birth Year: 1954

Martin Hanley	Investment	Since	Managing Director of CAM;	N/A	N/A
CAM	Officer	2001	Investment Officer of SBFM
399 Park Avenue
New York, NY 10022
Birth Year: 1965

*	Each Director and officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is a Director who is an “interested person” of the Company as defined in the 1940 Act because he is an officer of the manager and certain of its affiliates.

     For the calendar year ended December 31, 2005, the Directors beneficially owned equity securities of the funds within the dollar ranges presented in the table below:

Aggregate Dollar Range of Equity
	Dollar Range of	Dollar Range of	Dollar Range of	Securities in All Registered
	Equity Securities	Equity Securities	Equity Securities	Investment Companies Overseen by
	in the Financial	in the Health	in the Technology	Director in Family of
Name of Director	Services Fund	Sciences Fund	Fund	Investment Companies

Independent Directors
Dwight B. Crane	A	A	A	E
Burt N. Dorsett	A	A	A	A
Elliot S. Jaffe	A	A	A	A
Stephen E. Kaufman	A	A	A	A
Cornelius C. Rose, Jr	A	A	A	E
Interested Director
R. Jay Gerken	A	A	A	E

     As of December 31, 2005, none of the independent directors of the Company, or his or her immediate family members, beneficially owned or of record any securities in the manager or distributor of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or distributor of the funds.

     The Company has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the independent directors of the Company. In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of each fund. The Audit Committee oversees the scope of each fund’s audits, each fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board of Directors for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to SBFM and any affiliated service providers if the engagement relates directly to a fund’s operations and financial reporting. During the most recent fiscal year, the Audit Committee met two times.

     The Nominating Committee is charged with the duty of making all nominations for independent directors to the Board of Directors. The Nominating Committee will consider nominees recommended by each fund’s shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the Company’s Secretary. The Nominating Committee did not meet during each fund’s most recent fiscal year.

     The Company also has a Pricing Committee composed of the Chairman of the Board and one independent director, which is charged with determining the fair value prices for securities for each fund when required. The Pricing Committee did not meet during each fund’s most recent fiscal year.

     No employee of Legg Mason or any of its affiliates receives any compensation from the Company for acting as a Director or officer of the Company. Each independent director receives an annual retainer of $50,000 for services as director. Mr. Crane receives an additional annual fee of $10,000 for his services as lead Director. In addition, each independent director receives fees of $5,500 for each in-person and $100 for each telephonic meeting of the Board attended by the independent director. The annual retainer and meeting fees are allocated among the funds for which each independent director serves on the basis of their average net assets. In addition, each independent director is reimbursed for expenses incurred in connection with attendance at Board meetings. For the fiscal year ended October 31, 2005, such expenses totaled $20,519.

     At the end of the year in which they attain age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus may attend meetings but have no voting rights. During the Company’s last fiscal year, aggregate compensation paid to Directors Emeritus was $1,334.

     The Company has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows independent directors to defer the receipt of all or a portion of the director fees earned until a later date specified by the independent directors. The deferred fees earn a return based on notional investments selected by the independent directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the statement of operations under directors’ fees. Under the Plan, deferred fees are considered a general obligation of each fund and any payments made pursuant to the Plan will be made from each fund’s general assets. The following table shows the amount of accrued deferred compensation as of October 31, 2005:

Financial Services Fund	$341
Health Sciences Fund	$345
Technology Fund	$351

     The following table shows the compensation paid by the Company and other CAM Mutual Funds for the calendar year during the fiscal year ended October 31, 2005 to each director. The Company does not pay retirement benefits to its directors and officers.

				Compensation
				from	Number of
	Aggregate Compensation from			Company	Portfolios
		the Company		and Fund	for Which
				Complex	Director
	Financial	Health	Technology	Paid to	Serves Within
Name of Person	Services	Sciences	Fund	Directors	Fund Complex

Independent Directors
Dwight B. Crane(1)(2)	$359	$401	$432	$215,287	46
Burt N. Dorsett(1)†.	352	381	404	67,450	24
Elliot S. Jaffe(1)	267	301	327	75,800	24
Stephen E. Kaufman(1)	383	384	444	149,000	47
Cornelius C. Rose, Jr.(1)	398	436	462	78,550	24
Interested Director
R. Jay Gerken	N/A	N/A	N/A	N/A	182

(1)	Designates an independent director and a member of the Audit Committee.
(2)	Designates the lead Director.

†	Pursuant to a deferred compensation plan, Burt N. Dorsett has elected to defer payment of the following amount of his compensation from the Company:
$132 for Financial Services Fund, for the fiscal year ended October 31, 2005
$136 for Health Sciences Fund, for the fiscal year ended October 31, 2005
$140 for Technology Fund, for the fiscal year ended October 31, 2005
$13,300 for the CAM Mutual Funds, for the calendar year ended December 31, 2005.

     As of February 10, 2006 to the knowledge of the funds, no single shareholder or group (as the term is used in Section 13(d) of the Securities Exchange Act of 1934) owned beneficially or of record 5% or more than of the outstanding shares of a fund with the exception of the following:

Fund	Class	Percent	Name	Address

Financial Services Fund	A	54.62%	PFPC Brokerage Services*	211 South Gulph Road
			FBO Primerica Shareholder Services	King of Prussia, PA 19406
Financial Services Fund	A	8.02%	Citi Street Retirement Trust	400 Atrium Drive
			Account*	Somerset, NJ 08873

Fund	Class	Percent	Name	Address

Financial Services Fund	B	29.58%	PFPC Brokerage Services*	211 South Gulph Road
			FBO Primerica Shareholder Services	King of Prussia, PA 19406
Financial Services Fund	A	35.20%	PFPC Brokerage Services*	211 South Gulph Road
			FBO Primerica Shareholder Services	King of Prussia, PA 19406
Health Sciences Fund	A	16.08%	CitiStreet Retirement Trust Account*	400 Atrium Drive
				Somerset, NJ 08873
Health Sciences Fund	B	25.03%	PFPC Brokerage Services*	211 South Gulph Road
			FBO Primerica Shareholder Services	King of Prussia, PA 19406
Technology Fund	A	37.60%	PFPC Brokerage Services*	211 South Gulph Road
			FBO Primerica Shareholder Services	King of Prussia, PA 19406
Technology Fund	A	8.72%	CitiStreet Retirement Trust Account*	400 Atrium Drive
				Somerset, NJ 08873
Technology Fund	B	21.89%	PFPC Brokerage Services*	211 South Gulph Road
			FBO Primerica Shareholder Services	King of Prussia, PA 19406

* The fund believes that this entity is not the beneficial ownership of shares held of record by them.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

     SBFM serves as investment manager to each fund pursuant to an investment management agreement (the “Management Agreement”). Each agreement was most recently approved by the Board of Directors, including a majority of the independent directors, on August 1, 2005 and by each fund’s shareholders on November 29, 2005. Each Management Agreement and Sub-Advisory Agreement became effective on December 1, 2005 as a result of the sale of substantially all of Citigroup Inc.’s (“Citigroup”) asset management business to Legg Mason, Inc. (“Legg Mason”). The manager is an indirect wholly-owned subsidiary of Legg Mason. Prior to December 1, 2005, the manager was an indirect wholly-owned subsidiary of Citigroup.

     Under the Management Agreement, subject to the supervision and direction of the Company’s Board of Directors, the manager manages each fund’s portfolio in accordance with the fund’s stated investment objective and policies, makes investment decisions for the fund and places orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of each fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

     SBFM (through its predecessor entities) has been in the investment counseling business since 1968 and renders investment management services to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of September 30, 2005 of approximately $111 billion. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 31, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $850 billion.

     Each Management Agreement has an initial term of two years and will continue in effect with respect to each fund from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Company’s Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and in either event, by a majority of the independent directors with such independent directors casting votes in person at a meeting called for such purpose. The fund or the manager may terminate a Management Agreement on sixty days’written notice without penalty. Each Management Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

     Prior to August 1, 2003 CFM was each fund’s subadviser. As of that date each fund’s Subadvisory Agreement was transferred and assigned to CAM Ltd. CAM Ltd. is an indirect wholly-owned subsidiary of Legg Mason. CAM Ltd. is registered as an investment adviser with the SEC under the Investment Advisers Act of 1940, as amended and is located at Citigroup Centre, Canada Square, Canary Wharf, London, England E14 SLB. CAM Ltd. was organized as a corporation in England and Wales. As of December 31, 2005, CAM Ltd. rendered investment advice to investment companies that had aggregate assets under management in excess of $__ billion. Effective February 1, 2006, the subadvisory agreements with CAM Ltd. with respect to each Fund has been terminated.

     The manager pays the salaries of all officers and employees who are employed by both it and the Company, and maintain office facilities for the Company. In addition to those services, the manager furnishes the Company with statistical and research data, clerical help and accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Company, prepares reports to each fund’s shareholders and prepares tax returns, reports to and filings with the SEC and state Blue Sky authorities. The manager bears all expenses in connection with the performance of their services.

     The Company bears expenses incurred in its operations, including: taxes, interest, brokerage fees and commissions, if any; fees of independent directors; SEC fees and state Blue Sky qualification fees; charges of custodians; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparing and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and shareholder meetings; and meetings of the officers or Board of Directors of the Company.

     As compensation for investment management services, the funds pay the manager the annual investment management fee described below (based on a percentage of the fund’s average daily net assets):

Financial Services Fund:	0.80%
Health Sciences Fund:	0.80%
Technology Fund:*	0.85%

     * This fee became effective on October 1, 2005. Prior to October 1, 2005, the investment advisory fee was 0.95% .

     For the fiscal year ended October 31, 2005, the funds paid the manager the following investment advisory fees:

Financial Services Fund	$475,227
Health Sciences Fund	549,544
Technology Fund	716,168

     For the fiscal year ended October 31, 2005, the manager waived fees in the following amounts:

Financial Services Fund	$ 22,036
Health Sciences Fund	19,643
Technology Fund	130,496

     For the fiscal year ended October 31, 2004, the funds paid the manager the following investment advisory fees:

Financial Services Fund	$524,240
Health Sciences Fund	588,191
Technology Fund	885,201

     For the fiscal year ended October 31, 2004, the manager waived fees in the following amounts:
Financial Services Fund	$ 21,745
Health Sciences Fund	27,364
Technology Fund	106,757

     For the fiscal year ended October 31, 2003, the funds paid the manager the following investment advisory fees:

Financial Services Fund	$512,889
Health Sciences Fund	538,341
Technology Fund	761,017

     For the fiscal year ended October 31, 2003, the manager waived fees in the following amounts:

Technology Fund	$ 81,915

     The manager has voluntarily agreed to waive a portion of the fees otherwise payable to it by each fund so that Class A, Class B and Class C share’s expenses do not exceed 1.50%, 2.25% and 2.25%, respectively, of such class’s average daily net assets. The manager may change or eliminate this management fee waiver and/or voluntary expense limitation at any time.

     Prior to February 1, 2006, as compensation for investment sub-advisory services, the manager paid the sub-adviser the fee described below (based on a percentage of the fund’s average daily net assets):

Financial Services Fund:	0.50%
Health Sciences Fund:	0.50%
Technology Fund:*	0.55%

     * This fee became effective on October 1, 2005. Prior to October 1, 2005, the sub-advisory fee was 0.65% .

     For the fiscal year ended October 31, 2005, the manager paid investment subadvisory fees to the subadviser as follows:

Financial Services Fund	$297,017
Health Sciences Fund	343,465
Technology Fund	488,212

     For the fiscal year ended October 31, 2004, the manager paid investment subadvisory fees to the subadviser as follows:

Financial Services Fund	$327,650
Health Sciences Fund	367,619
Technology Fund	605,664

     For the fiscal year ended October 31, 2003, the manager paid investment subadvisory fees to the subadviser as follows:

Financial Services Fund	$320,556
Health Sciences Fund	336,463
Technology Fund	520,696

Expenses

     In addition to amounts payable under the Management Agreement and the Distribution Plans, each fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Directors that are not affiliated with the manager or the fund’s distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The funds’ prospectus contains more information about the expenses of each fund.

Custodian and Transfer Agent

     State Street Bank and Trust Company (“State Street”), 225 Franklin Street, Boston, Massachusetts 02110, (“State Street”), serves as the custodian of the Company on behalf of the funds, State Street, among other things, maintains a custody account or accounts in the name of each fund; receives and delivers all assets for each fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. The Custodian neither determines a fund’s investment policies, nor decides which securities a fund will buy or sell. For its services, the Custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. Each fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as each fund’s securities lending agent and receives a share of the income generated by such activities.

     PFPC Inc. (“transfer agent”), located at Exchange Place, Boston, Massachusetts 02109, serves as the transfer agent for each fund. The transfer agent maintains the shareholder account records for each fund, handles certain communications between shareholders and each fund and distributes dividends and distributions payable by each fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for out-of-pocket expenses. Prior to January 1, 2006, Citicorp Trust Bank, Fsb (“CTB”) served as each fund’s transfer agent.

     During the fiscal year ended October 31, 2005, the funds paid transfer agent fees of $183,925 to CTB.

Independent Registered Public Accounting Firm

     KPMG LLP, located at 345 Park Avenue, NewYork, New York 10154, has been engaged as the independent registered public accounting firm, for each fund and to render opinions on each fund’s financial statements for the fiscal year ending October 31, 2006.

Counsel

     Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Company and each fund. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York, 10038 serves as counsel to the independent directors.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

     The following tables set forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of December 31, 2005.

Other Accounts Managed by the Portfolio Manager

     The table below identifies, for each portfolio manager of the Fund as of February 1, 2006, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts, in each case as of December 31, 2005. None of the accounts shown were subject to fees based on performance.

Portfolio Manager	Registered	Other Pooled	Other Accounts
	Investment	Investment Vehicles
Companies

Charles F. Lovejoy	3 registered	7 other pooled	4 other accounts with
	investment companies	investment vehicles	$1,791,455,793 in
	with $596,231,412 in	with $267,392,478 in	total assets under
	total assets under	total assets under	management
	management	management

Thomas Linkas	3 registered	7 other pooled	4 other accounts with
	investment companies	investment vehicles	1,791,455,793 in
	with $596,231,412 in	with $267,392,478 in	total assets under
	total assets under	total assets under	management
	management	management

Portfolio Manager Compensation

     CAM has implemented an investment management incentive and deferred compensation plan for its investment professionals However, CAM investment professionals who, like the Fund’s portfolio managers, are employed concurrently by CAM and also by another investment advisor affiliated with Legg Mason, may be compensated under that other investment advisor’s compensation program. The Fund’s portfolio managers, as employees of SBFM and Batterymarch Financial Management, Inc., are compen sated under Batterymarch’s compensation program.

     Under the Batterymarch program, portfolio manger compensation includes a combination of fixed base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

     The bonus and long term incentive compensation is discretionary compensation: the amount of such awards is determined on an annual basis following the completion of the firm’s fiscal year. The overall “pool” of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

     •   Short term and longer term pre-tax investment performance of the product that the portfolio manger works on. Short term performance is one year or less. Longer term performance is generally three to five year performance. Performance is eval uated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to the MSCI EAFE Index as well as a com parison to a group of peer managers;

     •   Portfolio manger assistance is servicing clients; and

     •   Portfolio manager contribution to new business development.

     Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch’s client portfolios.

Potential Conflicts of Interest

     Potential conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

     The investment adviser and the fund(s) have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the investment adviser and the individuals that it employs. For example, CAM seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. CAM has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by CAM and the fund(s) will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

     Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

     Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

     Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

     Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

     The table below identifies ownership of Fund securities by each Portfolio Manager as of December 31, 2005.

Portfolio Manager	Dollar Range of Ownership of
Securities in the Fund

Charles F. Lovejoy	None

Thomas Linkas	None

Distributors

     Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202; CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013; and PFS, located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 serve as the fund’s distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by the Company’s Board of Directors and by a majority of the independent directors, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI and PFS Distributors, Inc. (“PFS Distributors”), the predecessor in interest to PFS, served as the funds’ distributors.

     LMIS, CGMI and PFS may be deemed to be underwriters for purposes of the Securities Act of 1933, as amended (the “1933 Act”). From time to time, LMIS, CGMI or PFS or their affiliates may also pay for certain non-cash sales incentives provided to PFS Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described below, PFS may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensation, to PFS Registered Representatives that sell shares of the fund.

     For the fiscal year ended October 31, 2005, CGMI and/or PFS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses, to Smith Barney Financial Consultants or PFS Registered Representatives and for accruals for interest on the excess of CGMI and/or PFS expenses incurred in the distribution of the funds’ shares over the sum of the distribution fees and deferred sales charge received by CGMI and/or PFS as expressed in the following table:

		Financial		Marketing &
		Advisor	Branch	Advertising	Printing	Total
Fund Name		Compensation	Expenses	Expenses	Expenses	Expenses

Financial Services Fund	A	$20,835	$27,181	$0	$0	$48,015
	B	130,880	52,336	15,541	7,069	205,826
	C	33,366	31,570	4,412	1,757	71,104

	Total	$185,081	$111,086	$19,953	$8,825	$324,946

Health Science Fund	A	$25,071	$31,247	$0	$0	$56,317
	B	141,650	49,450	13,847	737	205,684
	C	42,157	36,044	6,120	3,038	87,358

		$208,878	$116,741	$19,966	$3,775	$349,360

Technology Fund	A	$33,995	$36,987	$0	$0	$70,983
	B	164,724	64,103	14,481	0	243,308
	C	48,292	43,928	6,475	7,958	106,652

		$247,011	$145,018	$20,956	$7,958	$420,942

Initial Sales Charges

     The aggregate dollar amount of initial sales charges on Class A and Class C shares received by CGMI and PFS Distributors were as follows:

Class A Shares

For the fiscal year ended October 31, 2005:
Financial Services Fund	$133,000
Health Sciences Fund	77,000
Technology Fund	72,000

For the fiscal year ended October 31, 2004:
Financial Services Fund	$72,000
Health Sciences Fund	91,000
Technology Fund	114,000

For the fiscal year ended October 31, 2003:
Financial Services Fund	$58,000
Health Sciences Fund	81,000
Technology Fund	104,000

For each fund, retained by PFS Distributors for the fiscal years ended October 31, 2003, 2004 and 2005:

For the fiscal year ended October 31, 2005:
Financial Services Fund	$64,213
Health Sciences Fund	60,032
Technology Fund	63,714

For the fiscal year ended October 31, 2004:
Financial Services Fund	$57,506
Health Sciences Fund	54,568
Technology Fund	84,897

For the fiscal year ended October 31, 2003:
Financial Services Fund	$48,916
Health Sciences Fund	61,587
Technology Fund	63,838

Class B Shares

For the fiscal year ended October 31, 2005:
Financial Services Fund	$0
Health Sciences Fund	0
Technology Fund	0

For the fiscal year ended October 31, 2004:
Financial Services Fund	$0
Health Sciences Fund	0
Technology Fund	0

For the fiscal year ended October 31, 2003:
Financial Services Fund	$0
Health Sciences Fund	0
Technology Fund	0

Class C Shares

For the fiscal year ended October 31, 2005:
Financial Services Fund	$0
Health Sciences Fund	0
Technology Fund	0

For fiscal year ended October 31, 2004:
Financial Services Fund	$3,000
Health Sciences Fund	10,000
Technology Fund	8,000

For the fiscal year ended October 31, 2003:
Financial Services Fund	$2,000
Health Sciences Fund	9,000
Technology Fund	24,000

Deferred Sales Charge

     The aggregate dollar amount of deferred sales charges on Class A, Class B and Class C shares received by CGMI and PFS Distributors were as follows:

Class A Shares

For the fiscal year ended October 31, 2005:
Financial Services Fund	$0
Health Sciences Fund	0
Technology Fund	1,000

For the fiscal year ended October 31, 2004:
Financial Services Fund	$0
Health Sciences Fund	0
Technology Fund	3,000

For the fiscal year ended October 31, 2003:
Financial Services Fund	$0
Health Sciences Fund	0
Technology Fund	0

Class B Shares

For the fiscal year ended October 31, 2005:
Financial Services Fund	$49,000
Health Sciences Fund	56,000
Technology Fund	71,000

For the fiscal year ended October 31, 2004:
Financial Services Fund	$79,000
Health Sciences Fund	82,000
Technology Fund	108,000

For the fiscal year ended October 31, 2003:
Financial Services Fund	$94,000
Health Sciences Fund	86,000
Technology Fund	79,000

     For each fund, retained by PFS Distributors for the fiscal years ended October 31, 2003, 2004 and 2005:

For the fiscal year ended October 31, 2005:
Financial Services Fund	$19,933
Health Sciences Fund	18,041
Technology Fund	19,365

For the fiscal year ended October 31, 2004:
Financial Services Fund	$19,755
Health Sciences Fund	22,769
Technology Fund	23,127

For the fiscal year ended October 31, 2003:
Financial Services Fund	$23,079
Health Sciences Fund	19,367
Technology Fund	14,180

Class C Shares

For the fiscal year ended October 31, 2005:
Financial Services Fund	$1,000
Health Sciences Fund	0
Technology Fund	2,000

For the fiscal year ended October 31, 2004:
Financial Services Fund	$0
Health Sciences Fund	0
Technology Fund	4,000

For the fiscal year ended October 31, 2003:
Financial Services Fund	$0
Health Sciences Fund	0
Technology Fund	1,000

Distribution Arrangements

     The Company, on behalf of each Fund, has adopted an amended shareholder services and distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to Class A, Class B and Class C shares of each fund. Under the Distribution Plan, the funds pay service and distribution fees to each of LMIS, CGMI and PFS for the services they provide and expenses they bear with respect to the distribution of Class A, Class B and Class C shares providing services to Class A, Class B and Class C shareholders. The expenses intended to be covered by the distribution fees include those of each co-distributor. The co-distributors will provide the Company’s Board with periodic reports of amounts expended under the Plan and the purposes for which such expenditures were made. Each fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.25% of the value of the fund’s average daily net assets attributable to the fund’s Class A, Class B and Class C shares. In addition, the fund pays distribution fees with respect to the Class B and Class C shares at the annual rate of 0.75% of the fund’s average daily net assets.

     Prior to December 1, 2005, the fund paid service and distribution fees directly to CGMI and PFS Distributors under separate 12b-1 Plans with respect to shares sold through CGMI and PFS Distributors.

     Under its terms, the Plan continues in effect from one year and thereafter for successive annual periods, provided such continuance is approved annually by vote of the Board of Directors, including a majority of the independent directors who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the Directors including all of the independent directors in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the independent directors or, with respect to the fund, by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act). Pursuant to the Plan, CGMI will provide the Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Service Fees and Distribution Fees
Class A Shares
For the fiscal year ended October 31, 2005:
Financial Services Fund	$42,323
Health Sciences Fund	54,367
Technology Fund	56,678
For the fiscal year ended October 31, 2004:
Financial Services Fund	$41,110
Health Sciences Fund	52,008
Technology Fund	65,563
For the fiscal year ended October 31, 2003:
Financial Services Fund	$37,438
Health Sciences Fund	46,322
Technology Fund	53,423

Class B Shares
For the fiscal year ended October 31, 2005:
Financial Services Fund	$275,221
Health Sciences Fund	289,338
Technology Fund	330,173
For the fiscal year ended October 31, 2004:
Financial Services Fund	$308,532
Health Sciences Fund	316,397
Technology Fund	386,246
For the fiscal year ended October 31, 2003:
Financial Services Fund	$292,277
Health Sciences Fund	290,812
Technology Fund	343,643

Class C Shares
For the fiscal year ended October 31, 2005:
Financial Services Fund	$149,521
Health Sciences Fund	180,123
Technology Fund	202,968
For the fiscal year ended October 31, 2004:
Financial Services Fund	$182,329
Health Sciences Fund	210,810
Technology Fund	283,294
For the fiscal year ended October 31, 2003:
Financial Services Fund	$199,081
Health Sciences Fund	196,826
Technology Fund	243,736

Code of Ethics

     Pursuant to Rule 17j-1 of the 1940 Act, the funds, the manager, the subadviser and distributors have adopted codes of ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility. Copies of the Company’s, the manager’s, and the distributors’ Codes of Ethics are on file with the SEC.

Proxy Voting Guidelines and Procedures

     Although individual Directors may not agree with particular policies or votes by the fund’s subadviser, the Board has approved delegating proxy voting discretion to the subadviser believing that the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

     Attached as Appendix A is the summary of the guidelines and procedures that the manager uses to determine how to vote proxies relating to portfolio securities, including the procedures that the manager uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the subadviser or any affiliated person of the fund or the subadviser, on the other. This summary of the guidelines gives a general indication as to how the subadviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the subadviser always endeavors to vote proxies relating to portfolio securities in accordance with each fund’s investment objectives.

     Information on how each fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 and a description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the funds’website at http://www.CitigroupAM.com and (3) on the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS

     Decisions to buy and sell securities for a fund are made by the manager, subject to the overall supervision and review of the Company’s Board of Directors. Portfolio securities transactions for a fund are effected by or under the supervision of the subadviser.

     The manager arranges for the purchase and sale of each fund’s securities and selects brokers and dealers (including CAM), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The manager may select brokers and dealers that provide it with research services and may cause the fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration, dealers may be selected for research, statistical or other services to enable the manager or its affiliates to supplement its own research and analysis.

     Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

     In executing portfolio transactions and selecting brokers or dealers, it is the fund’s policy to seek the best overall terms available. The manager, in seeking the most favorable price and execution, considers all factors it deems relevant, including, for example, the price, the size of the transaction, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. The manager receives research, statistical and quotation services from several broker-dealers with which it places the fund’s portfolio transactions. It is possible that certain of the services received primarily will benefit one or more other accounts for which the manager exercises investment discretion. Conversely, the fund may be the primary beneficiary of services received as a result of portfolio transactions effected for other accounts. The manager’s fee under the Management Agreement is not reduced by reason of its receiving such brokerage and research services. The Company’s Board of Directors, in its discretion, may authorize the manager to cause the fund to pay a broker that provides brokerage and research services to the manager a commission in excess of that which another qualified broker would have charged for effecting the same transaction. CGMI will not participate in commissions from brokerage given by the fund to other brokers or dealers and will not receive any reciprocal brokerage business resulting therefrom.

     Effective December 1, 2005, CGMI is no longer an affiliated person of the funds under the 1940 Act. As a result, each fund is permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal). Similarly, each fund is permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the SEC. The manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with each fund will be governed by each fund’s policy of seeking the best overall terms available.

     For the fiscal year ended October 31, 2005, the following funds held the following securities issued by its regular broker-dealers:

		D=Debt
Fund Name	Issuer	E=Equity	Par/Shares

Financial Services Fund	Bear Stearns Cos. Inc.	E	658
Financial Services Fund	Morgan Stanley & Co.	E	2,813
Financial Services Fund	JP Morgan Chase & Co.	E	2,839

     Even though investment decisions for a fund are made independently from those of the other accounts managed by the manager, investments of the kind made by the fund also may be made by those other accounts. When the fund and one or more accounts managed by the subadviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the subadviser to be equitable. In some cases, this procedure may adversely affect the price paid or received by a fund or the size of the position obtained for or disposed of by a fund.

				% of Total Dollar
				Amount of
			% of Total	Transactions
			Brokerage	Involving
	Total	Commissions Paid	Commissions Paid	Commissions Paid
For the fiscal year ended	Brokerage	to CGMI and	to CGMI and	to CGMI and
October 31, 2005:	Commissions	Affiliates	Affiliates	Affiliates

Financial Services Fund	$36,246	$0	0%	0%
Health Sciences Fund	54,317	0	0%	0%
Technology Fund	60,526	0	0%	0%

For the fiscal year ended
October 31, 2004:

Financial Services Fund	$53,939	$4,256	7.89%	9.27%
Health Sciences Fund	87,007	5,289	6.08%	8.33%
Technology Fund	226,201	9,427	4.17%	17.83%

For the fiscal year ended
October 31, 2003:

Financial Services Fund	$49,082	$0	0%	0%
Health Sciences Fund	122,681	0%		0%
Technology Fund	251,600	8,595	3%	2%

PORTFOLIO TURNOVER

     Each fund’s portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) is generally not expected to exceed 100%. The rate of turnover will not be a limiting factor, however, when a fund deems it desirable to sell or purchase securities. The subadviser may cause the fund to sell or purchase securities to ensure compliance with the fund’s investment policies.

For the fiscal year ended October 31, 2005:
Financial Services Fund	29%
Health Sciences Fund	32%
Technology Fund	16%

For the fiscal year ended October 31, 2004:
Financial Services Fund	49%
Health Sciences Fund	65%
Technology Fund	64%

PURCHASE OF SHARES

General

     Investors may purchase shares from a Service Agent. In addition, certain investors, including qualified retirement plans purchasing through certain Service Agents, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify which Class is being purchased. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

     Investors in Class A, Class B and Class C shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(c) of the Code, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes in the Fund is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGMI, unitholders who invest distributions from a Unit Investment Trust (“UIT”) sponsored by CGMI, and board members of any of the Smith Barney mutual funds and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder’s account by the transfer agent.

     Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.

     Purchase orders received by the fund or a Smith Barney Financial Advisor prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Smith Barney Financial Advisor prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund’s agent prior to its close of business. For shares purchased through a Service Agent purchasing through CGMI, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

     Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, CGMI or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder’s account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder’s fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by CGMI or the transfer agent. The Systematic Investment Plan also authorizes CGMI to apply cash held in the shareholder’s Smith Barney brokerage account or redeem the shareholder’s shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the fund or a Service Agent.

Sales Charge Alternatives

     The following Classes of shares are available for purchase. See the prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

     Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

			Dealers’
	Sales Charge as a %	Sales Charge as a %	Reallowance as %
Amount of Investment	of Transaction	of Amount Invested	of Offering Price

Less than $25,000	5.00%	5.26%	4.50%
$25,000-$49,999	4.25%	4.44%	3.83%
$50,000-$99,999	3.75%	3.90%	3.38%
$100,000-$249,999	3.25%	3.36%	2.93%
$250,000-$499,999	2.75%	2.83%	2.48%
$500,000-$999,999	2.00%	2.04%	1.80%
$1,000,000 or more	0*	0*	0*

*	A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the distribution and service fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the distribution and service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual dis tribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

     Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

     Class B Shares. Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

     Class C Shares. Class C shares are sold without an initial sales charge and are subject to a Deferred Sales Charge payable upon certain redemptions. See “Deferred Sales Charge Provisions” below.

     Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan’s record-keeper; or 401(k) plans of Citigroup and its affiliates).

Sales Charge Waivers and Reductions

     Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without an initial sales charge by (i) Board Members and employees of Legg Mason, Inc. and its subsidiaries, as well as any funds (including the Smith Barney funds) affiliated with Citigroup Asset Management, as well as by retired Board Members and employees, the immediate families of such persons (i.e., such person’s spouse (including the surviving spouse of a deceased Board Member) and children under the age of 21) or by a pension, profit-sharing or other benefit plan for the benefit of such persons and (ii) any full time employee or registered representative of a fund’s distributor or of a member of the National Association of Securities Dealers, Inc. having dealer, service or other selling agreements with a fund’s distributor, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase). Sales to employees of Citigroup and its subsidiaries will no longer qualify for a Class A sales charge waiver unless such purchaser otherwise qualifies for a waiver under either item (ii) above or pursuant to another applicable full or partial sales charge waiver as otherwise described in the fund’s prospectus or statement of additional information; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Advisor (for a period up to 90 days from the commencement of the Smith Barney Financial Advisor’s employment with CGMI), on the condition that the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Smith Barney Financial Advisor’s prior employer, (ii) was sold to the client by the Financial Advisor and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; [(h) investments of distributions from, or proceeds from a sale of, a UIT sponsored by CGMI;] (i) purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with CGMI; (j) “K” Choice purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with CitiStreet Retirement Programs; (k) purchases by accounts associated with “K” Choice; (l) purchases by separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (m) purchases by Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; (n) purchases by executive deferred compensation plans participating in the CGMI ExecChoice program; and (o) purchases by investors through third-party Section 529 college savings plans. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

     Class A load-waived shares will be available to retirement plans where such plan’s record keeper offers only load-waived shares and where the shares are held on the books of a fund through an omnibus account.

     Each fund has imposed certain shares class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the fund’s Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this SAI.

     Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for plans that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. A fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

     Accumulation Privilege—lets you combine the current value of Class A shares of a fund with all other shares of Smith Barney funds and Smith Barney shares of SB funds that are owned by:

  you; or
  your spouse and children under the age of 21; and

that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

     Shares of Smith Barney money market funds (other than money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge and shares of those money market fund shares noted below) and Smith Barney S&P 500 Index fund may not be combined. However, shares of Smith Barney Exchange Reserve Fund and Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares), Smith Barney Inflation Management Fund, Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Limited Term Portfolio, Smith Barney Money Funds, Inc.—Cash and Government Portfolios, Smith Barney Short Duration Municipal Income Fund, and Smith Barney Short-Term Investment Grade Bond Fund are not offered with a sales charge, but may be combined.

     If your current purchase order will be placed through a Smith Barney Financial Advisor, you may also combine eligible shares held in accounts with a different Service Agent. If you hold shares of Smith Barney funds or Smith Barney shares of SB funds in accounts at two or more different Service Agents, please contact your Service Agents to determine which shares may be combined.

     Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

     Letter of Intent—helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Smith Barney funds and Smith Barney shares of SB funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You have a choice of six Asset Level Goal amounts, as follows:

(1) $	25,000	(4) $	250,000
(2) $	50,000	(5) $	500,000
(3) $	100,000	(6) $	1,000,000

     Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Smith Barney and SB funds.

     When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a deferred sales charge, you will still be subject to that deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

     Eligible Fund Purchases. Generally, any shares of a Smith Barney fund or Smith Barney shares of an SB fund that are subject to a sales charge may be credited towards your Asset level Goal. Shares of Smith Barney money market funds (except for money market fund shares acquired by exchange from other Smith Barney funds offered with a sales charge) and Smith Barney S&P 500 Index Fund are not eligible. However, the following funds and share classes are also eligible, although not offered with a sales charge:

     Shares of Smith Barney Exchange Reserve Fund

     Class C shares of SB Adjustable Rate Income Fund (Smith Barney shares)
     Class C shares of Smith Barney Inflation Management Fund
     Class C shares of Smith Barney Intermediate Maturity California Municipals Fund
     Class C shares of Smith Barney Intermediate Maturity New York Municipals Fund
     Class C shares of Smith Barney Limited Term Portfolio
     Class C shares of Smith Barney Money Funds, Inc.—Cash and Government Portfolios
     Class C shares of Smith Barney Short Duration Municipal Income Fund
     Class C shares of Smith Barney Short-Term Investment Grade Bond Fund

     This list may change from time to time. Investors should check with their financial professional to see which funds may be eligible.

     Eligible Accounts. Purchases may be made thorough any account in your name, or in the name of your spouse or your children under the age of 21. If any of the assets to be credited towards your Goal are held in an account other than in your name, you may be required to provide documentation with respect to these accounts. If you are purchasing through a Smith Barney Financial Consultant, or directly through PFPC, accounts held with other financial professionals are generally eligible, but you will be required to provide certain documentation, such as account statements, in order to include these assets. If you are purchasing through a financial professional other than a Smith Barney Financial Advisor, you should check with that financial professional to see which accounts may be combined.

     Eligible Prior Purchase. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

     Backdating Letter. You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

     Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must however contact your financial professional, or if you purchase your shares directly through PFPC, contact PFPC, prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

     Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the

Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a fund’s prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

     Cancellation of Letter. You may cancel a Letter of Intent by notifying your financial professional in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

     Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date of your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

     Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and: (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Smith Barney Financial Advisor, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

     Letter of Intent—Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares by Smith Barney Allocation Series, Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within thirteen months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, as applicable, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund’s Class A shares, which may include a Deferred Sales Charge of 1.00% . Please contact a Smith Barney Financial Consultant or the transfer agent for further information.

Deferred Sales Charge Provisions

     “Deferred Sales Charge Shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A deferred sales charge may be imposed on certain redemptions of these shares.

     Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class C and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

     Class C shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregate and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

Year Since Purchase Payment Was Made	Deferred sales charge
First	5.00%
Second	4.00
Third	3.00
Fourth	2.00
Fifth.	1.00
Sixth and thereafter	0.00

     Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

     In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be retained by LMIS except with respect to Class B shares sold by a PFS Registered Representative, for which the deferred sales charge will be retained by PFS.

     To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor’s shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

Waivers of Deferred Sales Charge

     The Deferred Sales Charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder’s shares at the time the withdrawal plan commences (see “Automatic Cash Withdrawal Plan”) (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 70 1 / 2 . In addition, shareholders who purchased shares subject to a deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption. Finally, the deferred sales charge on redemptions of Class A shares will be waived for redemptions from third-party Section 529 college savings plans.

     Deferred sales charge waivers will be granted subject to confirmation (by CGMI in the case of shareholders who are also Smith Barney clients or by the transfer in the case of all other shareholders) of the shareholder’s status or holdings, as the case may be.

Smith Barney Funds Retirement Program

     Each fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan’s recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan’s investments in any of the Smith Barney Mutual Funds.

     There are no sales charges when you buy or sell shares and the class of shares you may purchase depends on the amount of your initial investment and/or the date your account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

     The class of shares you may purchase depends on the amount of your initial investment:

     Class A Shares. Class A shares may be purchased by plans investing at least $3 million.

     Class C Shares. Class C shares may be purchased by plans investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than eight years after the plan joined the program. They are eligible for exchange in the following circumstances.

     If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan’s total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualified or the end of the eighth year.

     Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same fund. Any Class C shares not converted will continue to be subject to the distribution fee.

     For further information regarding this Program, contact your Service Agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding Class C exchange privileges applicable to their plan.

Volume Discounts

     The schedule of sales charges on Class A shares described in the applicable prospectus applies to purchases made by any “purchaser,” which is defined to include the following: (a) an individual; (b) an individual’s spouse and his or her children under the age of 21 purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a Smith Barney Financial Advisor or a Service Agent.

PFS ACCOUNTS

     Each fund offers two Classes of shares to investors purchasing through PFS: Class A shares and Class B shares.

     Initial purchases of shares of the fund must be made through a PFS Registered Representative by completing the appropriate application. The completed application should be forwarded to PFPC c/o Primerica Shareholder Services, P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Subsequent investments may be sent directly to PFPC. In processing applications and investments, PFPC acts as agent for the investor and for PFS in its role as a distributor, in accordance with the terms of the applicable prospectus. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open.

     Shares purchased will be held in the shareholder’s account by Primerica Shareholder Services. A shareholder that has insufficient funds to complete any purchase may be charged a fee of up to $30 per returned purchase check by PFPC.

     Investors in Class A and Class B shares may open an account by making an initial investment of at least $1,000 for each account in each Class (except for Systematic Investment Plan accounts). Subsequent investments of at least $50 may be made for each Class. For a fund’s Systematic Investment Plan, the minimum initial investment requirement for Class A and Class B shares and the subsequent investment requirement for each class is $25. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGMI, Board members of any of the Smith Barney mutual funds, and their spouses and children. The funds reserve the right to waive or change minimums, to decline any order to purchase their shares and to suspend the offering of shares from time to time. Purchase orders received by the transfer agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day.

     Initial purchases of fund shares may be made by wire. The minimum investment that can be made by wire is $10,000. Before sending the wire, the PFS Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

     Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. If a shareholder does not wish to allow subsequent investments by telephone by any person in his or her account, the shareholder should decline the telephone transaction option on the account application. The minimum subsequent investment by telephone is $50 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, you authorize Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund’s regular subsequent investment procedure described above.

     An Account Transcript is available at a shareholder’s request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are available at the shareholder’s request.

     Additional information regarding Primerica Shareholder Services may be obtained by contacting the Customer Services Department at (800) 544-5445.

REDEMPTION OF SHARES

     The right of redemption of shares of each fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund’s shareholders.

     If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

     If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from CGMI, or if the shareholder’s account is not with CGMI, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a CGMI brokerage account, these funds will not be invested for the shareholder’s benefit without specific instruction and CGMI will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.

Distributions in Kind

     If the Company’s Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

CGMI Accounts

     Shares held by CGMI as custodian must be redeemed by submitting a written request to a Smith Barney Financial Advisor. Shares other than those held by CGMI as custodian may be redeemed through an investor’s Service Agent or by submitting a written request for redemption to:

Smith Barney Sector Series Inc. (Name of Fund) Class A, B, C, or Y (please specify) c/o PFPC Inc. P.O. Box 9699 Providence, Rhode Island 02940-9699

     A written redemption request must (a) state the name of the fund, the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder’s account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution, such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

     Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account may be eligible to redeem and exchange shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant’s signature guarantee when making his/her initial investment in the fund.)

     Redemptions. Redemption requests of up to $50,000 of any Class or Classes of shares of a fund may be made by eligible shareholders by calling Shareholder Services at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

     A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. Each fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder’s account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder’s assets, will be required to provide a signature guarantee and certain other documentation.

     Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of a fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open.

     Additional Information regarding Telephone Redemption and Exchange Program. Neither the funds nor any of their agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The funds reserve the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

PFS Accounts

     Shareholders may redeem for cash some or all of their shares of a fund at any time by sending a written request in proper form directly to the transfer agent, PFPC Inc. c/o Primerica Shareholder Services, at P.O. Box 9662, Providence, Rhode Island, 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives (800) 544-7278 or TDD Line for the Hearing Impaired (800) 824-1721.

     The request for redemption must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. Signatures must be guaranteed in the following circumstances: the proceeds of the redemption exceed $50,000; the proceeds are not paid to the record owner(s) at the record address; the shareholder has had an address change within 30 days of the shareholder’s redemption request; or the shareholder is a corporation, sole proprietor, partnership, trust or fiduciary. Signature guarantees generally must be made by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

     Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. For example, in the case of shareholders holding certificates, the certificates for the shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is also required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a Retirement Plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time to obtain the proper forms.

     A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem shares from his or her account as long as the shareholder has authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his or her account, the shareholder should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the shares to be redeemed are not in certificate form; (c) the person requesting the redemption can provide proper identification information; and (d) the proceeds of the redemption do not exceed $50,000. Section 403(b)(7) accounts and accounts not registered in the name of an individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund’s regular redemption procedure described above.

     Redemption proceeds can be sent by check to the shareholder’s address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the ACH. PFPC will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order. The shareholder may request the proceeds to be mailed by two-day air express for an $8 fee that will be deducted from the shareholder’s account or by one-day air express for a $15 fee that will be deducted from the shareholder’s account.

Automatic Cash Withdrawal Plan

     An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will be waived on amounts withdrawn by shareholders that do not exceed 1.00% per month of the value of a shareholder’s shares at the time the Withdrawal Plan commences. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments will reduce the shareholder’s investment and ultimately may exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

     Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the applicable sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of a fund. For additional information, shareholders should contact a Smith Barney Financial Advisor or the transfer agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal. For additional information, shareholders should contact a Service Agent.

VALUATION OF SHARES

     The net asset value per share of each fund’s Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the fund in valuing its assets.

     Each fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. Each fund’s currency valuations, if any, are done as of when the London stock exchange closes. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by each Company’s Board of Directors using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the Company’s Board of Directors which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. Because a fund may invest in securities of issuers located in emerging markets—some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable—a fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. Each fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. Each fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

     Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or fair value to price the same securities. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which a fund determines its net asset value.

     Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days, which are not business days in New York, and days on which the fund’s net asset value is not calculated. As a result, calculation of the fund’s net asset value may not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a Pricing Service as of 12:00 noon (Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Company’s Board of Directors.

EXCHANGE PRIVILEGE

     General. Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder’s state of residence and provided the shareholder’s service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

     Exchanges of Class A, Class B, Class C and Class Y shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

     The exchange privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your service agent.

     Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable deferred sales charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

     Class B Exchanges. Class B shares of a fund may be exchanged for other Class B shares without a deferred sales charge. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher deferred sales charge than that imposed by the fund, the exchanged Class B shares will be subject to the higher applicable deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

     Class C Exchanges. For purposes of deferred sales charge applicability, Class C shares of a fund exchanged for Class C shares of another Smith Barney mutual fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

     Class A and Class Y Exchanges. Class A and Class Y shareholders of a fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Additional Information Regarding the Exchange Privilege

     The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to each fund and its shareholders. Accordingly, if management of a fund in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor’s account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual funds family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The funds may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund’s policy on excessive trading applies to investors who invest in the fund directly or through Service Agents, but does not apply to any systematic investment plans described in the prospectus.

     During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components-redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

     Certain shareholders may be able to exchange shares by telephone. See “Redemption of Shares-Telephone Redemption and Exchange Program.” Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

     This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through service agents, their Service Agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

Determination of Public Offering Price

     The funds offers their shares to the public on a continuous basis. The public offering price for a Class A, Class B, Class C and Class Y shares of the fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A shares. A deferred sales charge, however, is imposed on certain redemptions of Class A, Class B and Class C shares.

     Set forth below is an example of the method of computing the offering price of the Class A shares of a fund.

Financial Service Fund	Class A (net asset value plus 5%
	of net asset value per share)	$17.26
Health Science Fund	Class A (net asset value plus 5%
	of net asset value per share)	$13.54
Technology Fund	Class A (net asset value plus 5%
	of net asset value per share)	$4.22

DIVIDENDS AND DISTRIBUTIONS

     Each fund’s policy is to distribute its net investment income and net realized capital gains, if any, annually. A fund may also declare additional dividends shortly before December 31 and pay such dividends during the following January from certain amounts of undistributed ordinary income and realized capital gains, in order to avoid a federal excise tax liability.

     If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or deferred sales charge. A shareholder may change the option at any time by notifying his Service Agent. Shareholders whose account is held directly at a sub-transfer agent should notify the applicable sub-transfer agent in writing, requesting a change to this reinvestment option.

     The per share dividends on Class B and Class C shares of a fund will be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class C shares. The per share dividends on Class A shares will be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class C and Class Y shares.

TAXES

     The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the funds by U.S. persons. This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the funds or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Funds and Their Investments

     Each fund will be treated as a separate taxpayer for U.S. federal income tax purposes. Each fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, each fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

     Fund investments in partnerships, including in qualified publicly traded partnerships, may result in a fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

     As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

     On October 31, 2005, the Technology Fund had unused capital loss carryforwards of approximately $164,312,000. On October 31, 2005, the Health Sciences Fund had unused capital loss carryforwards of approximately $7,100,000. For federal income tax purposes, these amounts are available to be applied against future capital gains realized prior to the expiration of the applicable carryforward. The carryforwards expire as follows:

Health Sciences Fund	October 31, 2011

Carryforward Amount	$7,100,000

Technology Fund	October 31, 2008	October 31, 2009	October 31, 2010	October 31, 2011	October 31, 2012

Carryforward Amount	$8,624,000	$70,458,000	$54,957,000	$21,469,000	$8,804,000

     The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

     If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits will constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net builtin gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     A fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

     A fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, to the extent permitted, are subject to special tax rules. All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

     Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A fund may not be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore may not be entitled to credits or deductions for such taxes on their own tax returns. Foreign taxes paid by a fund will reduce the return from the fund’s investments.

     Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless, in certain cases, a fund were to elect otherwise.

     Passive Foreign Investment Companies. If a fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If a fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

     Alternatively, a fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased any PFIC stock for which it made the election at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. A mark-to-market election is made individually for each PFIC a fund owns and, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, a fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from such PFIC and its proceeds from dispositions of such PFIC stock. A fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

     Each fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

     Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distributions is made. However, any dividend or distributions declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

     Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

     Distributions of net realized long-term capital gains, if any, that a fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. All other dividends of a fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

     Special rules apply, however, to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a fund to an individual in a particular taxable year if 95% or more of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the fund; or (ii) the portion of the regular dividends paid by a fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year.

     For this purpose, “qualified dividend income” generally means income from dividends received by a fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by a fund from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

     We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

     If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

     Distributions in excess of a fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a fund that are attributable to dividends received by the fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

     Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

     Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

     Backup Withholding. A fund may be required to withhold, for U.S. federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

     Notices; Other Taxes. Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

     Other Taxes. Dividends, distributions and redemption proceeds also may be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

     If a shareholder recognizes a loss with respect to a fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

     Class Y-(for tax-exempt employee benefit and retirement plans of CGM or anyone of its affiliates (“Qualified Plans”)

     Dividends and distributions received from a fund will not be taxable, provided the Qualified Plan has not borrowed to finance its investment in the fund. Qualified Plan participants should consult their plan document or tax advisors about the tax consequences of participating in a Qualified Plan.

     Taxation of Non-U.S. Shareholders. Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

     In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

     For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of a fund’s “qualified net interest income” (generally, a fund’s U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) and (ii) are paid in respect of a fund’s “qualified short-term capital gains” (generally, the excess of the fund’s net short-term capital gain over the fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

     Special rules apply to foreign persons who receive distributions from a fund that are attributable to gain from “U.S. real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.” The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a real estate investment trust (“REIT”) or (for taxable years beginning before January 1, 2008) a regulated investment company, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

     However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established U.S. securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the 1-year period ending on the date of the distribution. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

     The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the funds and their shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the funds.

ADDITIONAL INFORMATION ABOUT THE COMPANY

     The Company was incorporated under the laws of the State of Maryland on July 16, 1986 under the name Shearson Lehman Precious Metals and Minerals Fund Inc. The Company’s name was changed on December 19, 1995 to Smith Barney Natural Resources Fund Inc. On November 29, 1999, the Board of Directors voted to amend the Charter of the Company to change its name to Smith Barney Sector Series Inc. Each of the Financial Services Fund, Health Sciences Fund and Technology Fund is classified as a series of the Company. On November 9, 2001, the Global Technology Fund merged into the Technology Fund. On January 29, 2003, the Biotechnology Fund merged into the Health Sciences Fund and on January 29, 2003 and the Global Media & Telecommunications Fund was liquidated.

     The Company offers shares of three separate series with a par value of $.001 per share. Each fund offers shares currently classified into four Classes—A, B, C and Y. Each Class of the fund represents an identical interest in the fund’s investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges; if any, for each class; (c) the distribution and/or service fees borne by each Class pursuant to the Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Company’s Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action. Under the Company’s charter, the Board may classify or reclassify any unissued shares of the funds into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of a funds’shares into one or more series and, without shareholder approval, may increase the number of authorized shares of a fund.

     As permitted by Maryland law, there will normally be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At that time, the Directors then in office will call a shareholders’ meeting for the election of Directors. At such a meeting, a Director may be removed after the holders of record of not less than a majority of the outstanding shares of the Company have declared that the Director be removed by votes cast in person or by proxy. Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors.

     As used in the prospectus and this SAI, a “vote of a majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Company (or the affected or Class) or (b) 67% or more of such shares present at a meeting if more than 50% of the outstanding shares of the Company (or the affected fund or Class) are represented at the meeting in person or by proxy. A series or Class shall be deemed to be affected by a matter unless it is clear that the interests of each fund or Class in the matter are identical or that the matter does not affect any interest of the fund or Class. The approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a fund only if approved by a “vote of a majority of the outstanding voting securities” of the fund; however, the ratification of the independent registered public accounting firm, the election of Directors, and the approval of a distribution agreement submitted to shareholders are not subject to the separate voting requirements and may be effectively acted upon by a vote of the holders of a majority of all Company shares voting without regard to fund or Class.

     Annual and Semi-Annual Reports. Each fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, each fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Advisor or the transfer agent.

     Licensing Agreement. Under a licensing agreement between Citigroup and Legg Mason, the names of the Company and funds, the names of any classes of shares of the funds, and the names of the funds’ manager, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason and by the funds. Citi Marks include, but are not limited to, “Smith Barney,” “Citi,” and “Citigroup Asset Management.” Legg Mason and its affiliates, as well as the manager, are not affiliated with Citigroup. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Legal Matters

     Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGMI, SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the fund, (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

     On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, CAM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

     It is possible that additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief could be filed against the Defendants in the future.

     As of the date above, CAM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

     Recent Developments. On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM and CGMI relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

     The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that CAM, the Citigroup business unit that, at the time, included each fund’s manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

     The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Company’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

     On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

     Additional Developments. The funds have received information concerning SBFM as follows:

     On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

     Although there can be no assurance, SBFM believes that there matters are not likely to have a material adverse effect on the funds or its ability to perform investment management services relating to the funds.

     Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses. On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this SAI, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

FINANCIAL STATEMENTS

     The funds’ Annual Reports for the fiscal year ended October 31, 2005 are incorporated herein by reference in their entirety. The annual reports were filed on January 9, 2006, Accession Numbers 0000930413-06-000166, 0000930413-06-000156 and 0000930413-06-132.

OTHER INFORMATION

     Styles of Fund Management: We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That’s why we offer three “styles” of fund management that can be tailored to suit each investor’s unique financial goals.

     Classic Series—our portfolio manager driven funds

     Our Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund’s investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.

     Research Series—driven by exhaustive fundamental securities analysis

     Built on a foundation of substantial buy-side research under the direction of our Citigroup Asset Management colleagues, our Research funds focus on well-defined industries, sectors and trends.

     Style Pure Series—our solution to funds that stray

     Our Style Pure Series funds are the building blocks of asset allocation. The funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

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APPENDIX A

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning Citigroup Asset Management1 (CAM)
Proxy Voting Policies and Procedures

     The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that CAM has adopted to seek to ensure that CAM votes proxies relating to equity securities in the best interest of clients.

     CAM votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, CAM is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. CAM attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. CAM may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the CAM adviser (business unit) continues to retain responsibility for the proxy vote.

     In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A CAM business unit or investment team (e.g. CAM’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients, CAM will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’(ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

     In furtherance of CAM’s goal to vote proxies in the best interest of clients, CAM follows procedures designed to identify and address material conflicts that may arise between CAM’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of CAM with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of CAM’s compliance personnel. CAM also maintains and considers a list of significant CAM relationships that could present a conflict of interest for CAM in voting proxies. CAM is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM Legg Mason affiliate might appear to the public to influence the manner in which CAM decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM Legg Mason affiliate relationship that CAM for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which CAM decides to vote a proxy, CAM generally takes the position that relationships between a non-CAM Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-CAM Legg Mason affiliate) do not present a conflict of interest for CAM in voting proxies with respect to such issuer. Such position is based on the fact that CAM is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between CAM and certain other Legg Mason business units.

1	Citigroup Asset Management comprises CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory enti- ties, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, Salomon Brothers Asset Management Inc, and Smith Barney Fund Management LLC, are not affiliated with Citigroup.

A-1

     CAM maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by CAM compliance personnel. A proxy issue that will be voted in accordance with a stated CAM position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because CAM’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, CAM’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, CAM may vote proxies notwithstanding the existence of the conflict.

     If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

A-2

SMITH BARNEY SECTOR SERIES INC.

Smith Barney Financial Services Fund Smith Barney Health Sciences Fund Smith Barney Technology Fund

February 28, 2006
SMITH BARNEY SECTOR SERIES INC. 125 Broad Street New York, NY 10004
[Graphic Appears Here]

Part C. Other Information

Item 23. Exhibits

All references are to the Registrant’s Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (“SEC”) File Nos. 33-7339 and 811-4757 (the “Registration Statement”).

(a)(1) Registrant’s Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement filed on October 27,1993 (“Post-Effective Amendment No. 12”).

(a)(2) Articles of Amendment dated October 30, 1986 to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 12.

(a)(3) Articles of Amendment dated November 17, 1989 to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 12.

(a)(4) Articles Supplementary dated November 5, 1992 to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 12.

(a)(5) Articles of Amendment dated November 19, 1992 to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 12.

(a)(6) Articles of Amendment dated July 30, 1993 to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 12.

(a)(7) Articles of Amendment dated October 14, 1994 and November 7, 1994, respectively and Articles Supplementary dated November 7, 1994 are incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement filed on December 29, 1994 (“Post-Effective Amendment No. 15”).

(a)(8) Articles of Amendment dated December 18, 1995 to the Articles of Incorporation are incorporated by reference to Post Effective Amendment No. 20 to the Registration Statement filed on January 23, 1996 (“Post-Effective Amendment No. 20”).

(a)(9) Articles of Amendment dated June 1, 1998 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on December 24, 1998 (“Post-Effective Amendment No. 23”).

(a)(10) Articles of Amendment dated November 29, 1999 to the Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement filed on December 1, 1999 (“Post-Effective Amendment No. 25”).

(a)(11) Articles Supplementary dated November 29, 1999 are incorporated by reference to Post-Effective Amendment No. 25.

(a)(12) Certificate of Correction dated November 29, 1999 is incorporated by reference to Post-Effective Amendment No. 25.

(a)(13) Certificate of Correction dated November 29, 1999 is incorporated by reference to Post-Effective Amendment No. 25.

(a)(14) Articles Supplementary dated July 12, 2000 is incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement filed on February 28, 2001 (“Post-Effective Amendment No. 30”).

(a)(15) Articles of Amendment to the Charter of the Corporation, dated December 11, 2000 is incorporated by reference to Post-Effective Amendment No. 30.

(a)(16) Articles of Amendment to the Charter of the Corporation, dated October 4, 2001 is incorporated by reference to Post-Effective Amendment No. 31 to the Registration Statement filed on February 27, 2002 (“Post-Effective Amendment No. 31”).

(a)(17) Articles of Amendment to the Charter of the Corporation, dated November 7, 2001 is incorporated by reference to Post-Effective Amendment No. 31.

(a)(18) Articles of Amendment to the Charter of the Corporation, dated May 8, 2003 is incorporated by reference to Post-Effective Amendment No. 33.

(a)(19) Articles Supplementary, dated April 14, 2003 are incorporated by reference to Post-Effective Amendment No. 33.

(a)(20) Articles of Amendment to the Charter of the Corporation, dated April 14, 2003 is incorporated by reference to Post-Effective Amendment No. 33.

(a)(21) Article of Amendment to the Charter of the Corporation dated April 29, 2004 is incorporated by reference to Post-Effective Amendment No. 34.

(b)(1) Registrant’s Amended and Restated By-laws, dated January 29, 2003 is incorporated by reference to Post-Effective Amendment No. 33.

(c) Specimen form of common stock certificate is incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement filed on December 24, 1998 (“Post-Effective Amendment No. 23”).

(d)(1) Form of Investment Management Agreement between the Registrant and Smith Barney Fund Management LLC (“SBFM”) on behalf of the Financial Services Fund is incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement filed on December 30, 2005 (“Post-Effective Amendment No. 37”).

(d)(2) Form of Investment Management Agreement between the Registrant and SBFM on behalf of the Health Sciences Fund is incorporated by reference to Post-Effective Amendment No. 37.

(d)(3) Form of Investment Management Agreement between the Registrant and SBFM on behalf of the Technology Fund is incorporated by reference to Post-Effective Amendment No. 37.

(e)(1) Selling Group Agreement is incorporated by reference to Post-Effective Amendment No. 24 to the Registration Statement filed on February 25,1999 (“Post-Effective Amendment No. 24”).

(e)(2) Form of Distribution Agreement between Registrant and Citigroup Global Markets Inc. (“CGM”) is incorporated by reference to Post-Effective Amendment No. 37.

(e)(3) Form of Distribution Agreement between Registrant and PFS Distributors Inc. (“PFS”) is incorporated by reference to Post-Effective Amendment No. 37.

(e)(4) Form of Distribution Agreement between Registrant and Legg Mason Investor Services, LLC (“LMIS”) is incorporated by reference to Post-Effective Amendment No. 37.

(f) Not Applicable.

(g)(1) Form of Custodian Services Agreement between the Registrant and State Street Bank and Trust Company, dated January 1, 2006, is filed herein.

(h)(1) Form of Transfer Agency Agreement between the Registrant and PFPC Inc. is filed herein.

(h)(4) License Agreement between Citigroup Inc. and the Registrant dated as of December 1, 2005 is incorporated by reference to Post-Effective Amendment No. 37.

(i) Not Applicable.

(j)(1) Consent of Independent Registered Public Accounting Firm is filed herein.

(k) Not Applicable.

(l) Purchase Agreement between the Registrant and Shearson Lehman Brothers is incorporated by reference to Pre-Effective Amendment No. 1.

(m)(1) Amended Service and Distribution Plan pursuant to Rule 12b-1, dated December 1, 2005 between Registrant on behalf of each, Financial Services Fund, Health Sciences Fund and Technology Fund and CGM is incorporated by reference to Post-Effective Amendment No. 37.

(n)(1) Form of Rule 18f-3(d) Multiple Class Plan of the Registrant is incorporated by reference to Post-Effective Amendment No. 37.

(p)(1) Amended Code of Ethics - Citigroup Asset Management - North America and certain registered investment companies, as amended September 13, 2005 is incorporated by reference to Post-Effective Amendment No. 37.

(p)(2) Code of Ethics of CGM is incorporated by reference to Post-Effective Amendment No. 32.

(p)(3) Code of Ethics of PFS is incorporated by reference to Post-Effective Amendment No. 32.

(p)(4) Not applicable

(p)(5) Code of Ethics of LMIS is incorporated by reference to Post-Effective Amendment No. 37.

Item 24. Persons Controlled by or Under Common Control with Registrant

None.

Item 25. Indemnification

The response to this item is incorporated by reference to Post — Effective Amendment No. 1 to the Registration Statement filed on May 28, 1987.

Reference is hereby made to Paragraph 4 of the Distribution Agreement between the Registrant and CGMI (“The CGMI Distribution Agreement”), filed herewith as an Exhibit to the Registrant’s Registration Statement on Form N-1A, paragraph 7 of the Amendment to the CGMI Distribution Agreement and paragraph 9 of the Distribution Agreement between the Registrant and Legg Mason Investor Services LLC. The Directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 26. Business and Other Connections of Investment Adviser

Investment Adviser

SBFM was incorporated in 1968 under the laws of the State of Delaware. On September 21, 1999, SBFM was converted into a Delaware Limited Liability Company. SBFM is an indirect wholly owned subsidiary of Legg Mason, Inc. (“Legg Mason”). SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).

The list required by this Item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBFM pursuant to the Advisers Act (SEC File No. 801-8314).

Item 27. Principal Underwriters

(a) CGM, a distributor of the Registrant, is the distributor for each series of the registrants listed: Smith Barney Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc., Salomon Brothers Variable Series Funds Inc., Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Variable Rate Strategic Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Core Plus Bond Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

PFS Distributors, a distributor of the Registrant, is also a distributor for the following funds: Smith Barney Trust II, Smith Barney Investment Series, Smith Barney California Municipal Fund, Inc., Smith Barney Muni Funds, Smith Barney Managed Municipals Funds Inc., Travelers Series Fund, Inc., Smith Barney Aggressive Growth Fund Inc., Smith Barney Allocation Series Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Income Funds, Smith Barney Investment Funds Inc.

LMIS, a distributor of the Registrant is also a distributor of the following funds:

Smith Barney Trust II
CitiFunds Trust I
Salomon Funds Trust
Variable Annuity Portfolios
CitiFunds Premium Trust
CitiFunds Institutional Trust
CitiFunds Trust III
Smith Barney Allocation Series Inc.
Smith Barney Multiple Discipline Trust
Smith Barney Investment Series
Consulting Group Capital Markets Funds
High Income Opportunity Fund Inc.
Intermediate Muni Fund, Inc.
Smith Barney Small Cap Core Fund, Inc.
Smith Barney Investment Trust
Real Estate Income Fund Inc.
Managed High Income Portfolio Inc.
Managed Municipals Portfolio Inc.
Municipal High Income Fund Inc.
Citigroup Investments Corporate Loan Fund Inc.
Zenix Income Fund Inc.
Salomon Brothers Capital Fund Inc.
Salomon Brothers Investors Value Fund Inc.
Salomon Brothers Fund Inc.
Salomon Brothers Institutional Series Fund Inc.
Salomon Brothers Series Funds Inc.
Salomon Brothers Variable Series Funds Inc.
Salomon Brothers Opportunity Fund Inc.
Salomon Brothers 2008 Worldwide Government Term Trust
Salomon Brothers High Income Fund Inc.
Salomon Brothers High Income Fund II Inc.
Salomon Brothers Emerging Markets Income Fund Inc.
Salomon Brothers Emerging Markets Income Fund II Inc.
Salomon Brothers Emerging Markets Floating Rate Fund Inc.
Salomon Brothers Global High Income Fund Inc.
Salomon Brothers Emerging Markets Debt Fund Inc.
Salomon Brothers Capital and Income Fund Inc.
Salomon Brothers Variable Rate Strategic Fund Inc.
Salomon Brothers Global Partners Income Fund Inc.
Salomon Brothers Municipal Partners Fund Inc.
Salomon Brothers Municipal Partners Fund II Inc.
Greenwich Street Series Fund
SB Adjustable Rate Income Fund
Smith Barney Aggressive Growth Fund Inc.
Smith Barney Appreciation Fund Inc.
Smith Barney Arizona Municipals Fund Inc.
Smith Barney California Municipals Fund Inc.
Smith Barney Equity Funds
Smith Barney Fundamental Value Fund Inc.
Smith Barney Funds, Inc.
Smith Barney Income Funds
Smith Barney Institutional Cash Management Fund, Inc.
Smith Barney Investment Funds, Inc.
Smith Barney Core Plus Bond Fund Inc.
Smith Barney Managed Municipals Fund Inc.
Smith Barney Massachusetts Municipals Fund
Smith Barney Money Funds, Inc.
Smith Barney Muni Funds
Smith Barney Municipal Money Market Fund, Inc.
Smith Barney New Jersey Municipals Fund Inc.
Smith Barney Oregon Municipals Fund
Smith Barney World Funds, Inc.
Travelers Series Fund Inc.

Legg Mason Cash Reserve Trust, Inc.
Legg Mason Charles Street Trust, Inc.
Legg Mason Global Trust, Inc.
Legg Mason Growth Trust, Inc.
Legg Mason Income Trust, Inc.
Legg Mason Investment Trust, Inc.
Legg Mason Investors Trust, Inc.
Legg Mason Light Street Trust, Inc.
Legg Mason Special Investment Trust, Inc.
Legg Mason Tax Exempt Trust, Inc.
Legg Mason Tax-Free Income Fund
Legg Mason Value Trust, Inc.
Western Asset Funds, Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

      (b) The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

     The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Timothy C. Scheve - Managing Director
Mark R. Fetting - Managing Director
D. Stuart Bowers - Vice President
W. Talbot Daley - Vice President
Thomas J. Hirschmann - Vice President
Joseph M. Furey - General Counsel and Chief Compliance Officer
Ronald Holinsky - Counsel
Robert E. Patterson - Counsel
Theresa M. Silberzahn - Chief Financial Officer
Elisabeth F. Craig - AML Compliance Officer and Director of Continuing Education

(c) Not applicable.

Item 28. Location of Accounts and Records

(1)	Smith Barney Sector Series Inc.
125 Broad Street
New York, New York 10004

(2)(a)	Smith Barney Fund Management LLC
Investment Manager
399 Park Avenue
New York, New York 10022

and
Smith Barney Fund Management LLC
c/o Batterymarch Financial Management, Inc.
200 Clarendon Street
Boston, MA 02116

(3)(b)	State Street Bank & Trust Company
Custodian
225 Franklin Street
Boston, Massachusetts 02110

(4)	PFPC Inc.
Transfer Agent
P. O. Box 9699
Providence, RI 02940-9699

(5)	Citigroup Global Markets. Inc.
Distributor
388 Greenwich Street
New York, New York 10013

Legg Mason Investor Services LLC
Distributor
100 Light Street
Baltimore, MD 21202

and

PFS Investments Inc.
Distributor
3100 Breckinridge Blvd.
Building 20
Duluth, GA 30099-0062

Item 29. Management Services

Not Applicable.

Item 30. Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, SMITH BARNEY SECTOR SERIES INC., certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State & New York on the 27th day of February, 2006.

SMITH BARNEY SECTOR SERIES INC.

By:	/S/ R. JAY GERKEN
R. Jay Gerken, Chairman of the Board

WITNESS our hands on the date set forth below.

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
By: /s/ R. Jay Gerken	Chairman of the Board	February 27, 2006
R. Jay Gerken	(Chief Executive Officer)

By: /s/ Kaprel Ozsolak	Treasurer (Chief Financial	February 27, 2006
Kaprel Ozsolak	and Accounting Officer)

/s/ Dwight Crane*	Director	February 27, 2006
Dwight Crane

/s/ Burt N. Dorsett*	Director	February 27, 2006
Burt N. Dorsett

/s/ Elliot S. Jaffe *	Director	February 27, 2006
Elliot S. Jaffe

/s/ Stephen Kaufman*	Director	February 27, 2006
Stephen Kaufman

/s/ Cornelius C. Rose, Jr*. Cornelius C. Rose, Jr.	Director	February 27, 2006

Signed by R. Jay Gerken, their duly authorized attorney-in-fact, pursuant to power of attorney dated November 1, 2004.

EXHIBIT INDEX

Exhibit No.	Exhibit
(g)(1)	Custodian Services Agreement
(h)(1)	Transfer Agrency Agreement
(j)(1)	Consent of Independent Registered Public Accounting Firm